                           THIRD AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                               PRIME RETAIL, L.P.


                          Dated as of October 15, 1998

                          Effective as of June 15, 1998

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I
DEFINITIONS; ETC...............................................................2
    Accountants................................................................2
    Act........................................................................3
    Adjusted Capital Account Deficit...........................................3
    Administrative Expenses....................................................3
    Affiliate..................................................................4
    Agreement..................................................................4
    Antidilution Provisions....................................................4
    Audited Financial Statements...............................................4
    Bankruptcy.................................................................5
    Capital Account............................................................6
    Capital Contribution.......................................................8
    Certificate................................................................8
    Closing Price..............................................................8
    Code.......................................................................9
    Common Distribution........................................................9
    Common Stock...............................................................9
    Common Units...............................................................9
    Consent of the Partners...................................................10
    Contributed Partnership Interests.........................................10
    Control...................................................................10
    Convertible Preferred Distribution........................................11
    Convertible Preferred Distribution Shortfall..............................11
    Convertible Preferred Rights..............................................11
    Convertible Preferred Stock...............................................11
    Convertible Preferred Unit Redemption Amount..............................11
    Convertible Preferred Units...............................................11
    Current Per Share Market Price............................................11
    Depreciation..............................................................12
    Entity....................................................................12
    ERISA.....................................................................12
    GAAP......................................................................13
    General Partner...........................................................13
    Gross Asset Value.........................................................13
    Hart Scott Act............................................................14
    Horizon Limited Partnership...............................................14
    Horizon Properties........................................................14

                                                                            PAGE
    Immediate Family..........................................................14
    Incentive Option..........................................................14
    Incentive Option Agreement................................................15
    Lien......................................................................15
    Limited Partner...........................................................15
    Liquidating Events........................................................15
    Liquidating Trustee.......................................................15
    Major Decisions...........................................................15
    Majority-in-Interest of the Partners......................................15
    Merger....................................................................16
    Merger Agreement..........................................................16
    Minimum Gain Capital Account..............................................16
    Net Cash Flow.............................................................16
    Net Income or Net Loss....................................................18
    Nonrecourse Deductions....................................................19
    Nonrecourse Liabilities...................................................19
    Original Agreement........................................................19
    Partner Minimum Gain......................................................19
    Partner Nonrecourse Debt..................................................19
    Partner Nonrecourse Deductions............................................20
    Partners..................................................................20
    Partnership...............................................................20
    Partnership Interest......................................................20
    Partnership Minimum Gain..................................................20
    Partnership Payment Date..................................................20
    Partnership Record Date...................................................20
    Partnership Units.........................................................21
    Permitted Transferee......................................................21
    Person....................................................................21
    Preferred Distribution....................................................21
    Preferred Distribution Shortfall..........................................21
    Preferred Stock...........................................................21
    Preferred Unit Redemption Amount..........................................21
    Preferred Units...........................................................21
    Prime/Horizon Merger......................................................22
    Property..................................................................22
    Property Partnership Interests............................................22
    Property Partnerships.....................................................22
    Purchase Price............................................................22
    Quarter...................................................................22

                                                                            PAGE
    Regulations...............................................................22
    Regulatory Allocations....................................................23
    REIT......................................................................23
    REIT Expenses.............................................................23
    REIT Requirements.........................................................24
    Rights....................................................................24
    SEC.......................................................................24
    Section 704(c) Tax Items..................................................24
    September 9, 1997 Agreement...............................................24
    Series C Preferred Distribution...........................................24
    Series C Preferred Distribution Shortfall.................................24
    Series C Preferred Purchase Agreement.....................................24
    Series C Preferred Rights.................................................24
    Series C Preferred Stock..................................................24
    Series C Preferred Unit Redemption Amount.................................25
    Series C Preferred Units..................................................25
    Service...................................................................25
    Shopping Center Project...................................................25
    Special Distribution......................................................25
    Stock Incentive Plan......................................................25
    Substituted Limited Partner...............................................26
    Tax Items.................................................................26
    Trading Day...............................................................26
    Transfer..................................................................26
1.2 Exhibits, Etc.............................................................26

ARTICLE II
ORGANIZATION..................................................................27
2.1 Formation and Continuation................................................27
2.2 Name......................................................................27
2.3 Character of the Business.................................................28
2.4 Location of the Principal Place of Business...............................29
2.5 Registered Agent and Registered Office....................................29
2.6 Power of Attorney.........................................................29

ARTICLE III
TERM; DISSOLUTION.............................................................31
3.1 Term......................................................................31
3.2 Dissolution...............................................................32
3.3 Bankruptcy of a Limited Partner...........................................32

                                                                            PAGE
ARTICLE IV
CONTRIBUTIONS TO CAPITAL; FINANCING...........................................33
4.1 General Partner Capital Contribution......................................33
4.2 Limited Partner Capital Contributions.....................................33
4.3 Additional Funds; Restrictions on General Partner.........................34
4.5 Stock Incentive Plan......................................................38
4.6 No Third Party Beneficiary................................................38
4.7 No Interest; No Return....................................................39
4.8 Conversion of Convertible Preferred Units or Series C Preferred Units; Redemption or Purchase of Series C Preferred Units, Convertible Preferred
    Units or Preferred Units..................................................39
4.9 Redemption of Series C Preferred Units....................................41
4.10Redemption of Convertible Preferred Units.................................44

ARTICLE V
INTENTIONALLY OMITTED.........................................................46

ARTICLE VIALLOCATIONS, DISTRIBUTIONS AND OTHER TAX AND ACCOUNTING MATTERS.....46
6.1 Allocations...............................................................46
6.2 Distributions.............................................................46
6.3 Books of Account..........................................................51
6.4 Reports...................................................................51
6.5 Audits....................................................................52
6.6 Tax Elections and Returns.................................................52
6.7 Tax Matters Partner.......................................................53

ARTICLE VII
RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER........................53
7.1 Expenditures by Partnership...............................................53
7.2 Powers and Duties of General Partner......................................54
7.3 Major Decisions...........................................................58
7.4 No Removal................................................................59
7.5 General Partner Participation.............................................59
7.6 Proscriptions.............................................................59
7.7 Additional Partners.......................................................60
7.8 Title Holder..............................................................60
7.9 Compensation of the General Partner.......................................60

                                                                            PAGE
7.10Waiver and Indemnification................................................60
7.11Operation in Accordance with REIT Requirements............................65

ARTICLE VII
DISSOLUTION, LIQUIDATION AND WINDING-UP.......................................65
8.1 Winding Up................................................................66
8.2 Distribution on Dissolution and Liquidation...............................68
8.3 Timing Requirements.......................................................68
8.4 Deemed Distribution and Recontribution....................................69
8.5 Distributions in Kind.....................................................69
8.6 Documentation of Liquidation..............................................70
8.7 Deficit Capital Account Balance...........................................70

ARTICLE IX
TRANSFER OF PARTNERSHIP INTERESTS;
WITHDRAWAL; ADMISSION OF ADDITIONAL PARTNERS..................................70
9.1 General Partner Transfer; Withdrawal; Substitute General Partner..........70
9.2 Transfers by Limited Partners.............................................72
9.3 Restrictions on Transfer..................................................74

ARTICLE X
RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS................................79
10.1 No Participation in Management; No Personal Liability....................79
10.2 Duties and Conflicts.....................................................79

ARTICLE XI
GRANT OF RIGHTS TO LIMITED PARTNERS...........................................80
11.1 Grant of Rights..........................................................80
11.2 Terms of Rights..........................................................81
11.3 Reissuance or Reallocation of Common Units...............................81
11.1AGrant of Rights..........................................................81
11.2ATerms of Convertible Preferred Rights....................................82
11.3AReissuance or Reallocation of Convertible Preferred Units................82

                                                                            PAGE
ARTICLE XIIGRANT OF RIGHTS TO LIMITED PARTNERS HOLDING SERIES C
PREFERRED UNITS; REDEMPTION OF SERIES C PREFERRED UNITS.......................83
12.1 Grant of Rights..........................................................83
12.2 Terms of Rights..........................................................84
12.3 Reissuance or Reallocation of Series C Preferred Unit....................84

ARTICLE XIII
PARTNER REPRESENTATIONS AND WARRANTIES........................................84
       (a)    Organization....................................................85
       (b)    Due Authorization; Binding Agreement............................85
       (c)    Consents and Approvals..........................................85

ARTICLE XIV
GENERAL PROVISIONS............................................................85
14.1 Notices..................................................................85
14.2 Successors...............................................................86
14.3 Effect and Interpretation................................................86
14.4 Counterparts.............................................................86
14.5 Partners Not Agents......................................................86
14.6 Entire Understanding, Etc................................................86
14.7 Amendments...............................................................86
14.8 Severability.............................................................90
14.9 Trust Provision..........................................................90
14.10Pronouns and Headings....................................................91
14.11Assurances...............................................................91
14.12Remedies Cumulative......................................................91
14.13Construction.............................................................91
14.14Incorporation by Reference...............................................92
14.15Waiver of Action for Partition...........................................92

EXHIBITS

A Common Units, Preferred Units, Convertible Preferred Units and Series C
  Preferred Units
B Allocations
C Rights Terms
D Conversion Rights of Series C Preferred Units
E Section 6.2(e) Agreements
F Conversion Rights of Convertible Preferred Units
G Form of Specimen [Common, Series B, Preferred, Etc.] Unit Certificate

SCHEDULES TO EXHIBIT C

1 Exchange Exercise Notice
2 Election Notice
3 Registration Rights Agreement

                           THIRD AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               PRIME RETAIL, L.P.


     THIS THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of the 15th day of October, 1998 and is effective as of the 15th day of June, 1998.
                              W I T N E S S E T H:

     WHEREAS, the Partnership's Agreement of Limited Partnership dated March 22, 1994 (the "Original Agreement"), was amended by a First Amendment thereto dated as of June 24, 1996, and amended and restated in its entirety as of September 7, 1997 (the "September 9, 1997 Agreement") to provide for, among other things, the creation and issuance of Series C Preferred Units and the admission of the holder or holders thereof as a limited partner or limited partners of the Partnership;

     WHEREAS, the Partnership entered into a certain amended and restated agreement and plan of merger dated as of February 1, 1998 (the "Merger Agreement"), pursuant to which the Partnership merged with and into Horizon Limited Partnership, which merger is effective as of June 15, 1998;

     WHEREAS, the Partners of the Partnership amended and restated the September 9, 1997 Agreement (the "Second Amended and Restated Agreement") to reflect the consummation of the merger of the Partnership, the Special Distribution (as defined herein), the Common Distribution (as defined herein) and the other transactions contemplated by the Merger Agreement, and the admittance of the persons listed on Exhibit A as limited partners in the Partnership;

     WHEREAS, pursuant to Section 14.7(d) of the Second Amended and Restated Agreement, the General Partner of the Partnership desires to further amend and restate the Second Amended and Restated Agreement to cure certain ambiguities and correct certain provisions which are inconsistent with other provisions therein;

     WHEREAS, this Third Amended and Restated Agreement is effective as of June 15, 1998; NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the partners of the Partnership hereto, intending legally to be bound, hereby amend and restate the September 9, 1997 Agreement and otherwise agree as follows:


                                    ARTICLE I
                                DEFINITIONS; ETC.

     I.1 Definitions. Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

     "Accountants" shall mean the firm or firms of independent certified public accountants selected by the General Partner on behalf of the Partnership and the Property Partnerships to audit the books and records of the Partnership and the Property Partnerships and to prepare statements and reports in connection therewith. "Act" shall mean the Revised Uniform Limited Partnership Act as enacted in the State of Delaware, and as the same may hereafter be amended from time to time.

     "Adjusted Capital Account Deficit" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of any relevant Partnership taxable year and after giving effect to the following adjustments:
(a) credit to such Capital Account any amounts which such Partner is obligated or treated as obligated to restore with respect to any deficit balance in such Capital Account pursuant to this Agreement or the provisions of Section 1.704-1(b)(2)(ii)(c) of the Regulations, or is deemed to be obligated to restore with respect to any deficit balance pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

     (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

     The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the requirements of the alternate test for economic effect contained in Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

     "Administrative Expenses" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) all administrative, operating and other costs and expenses incurred by the Property Partnerships, which expenses are being assumed by the Partnership pursuant to Section 7.1 hereof, (iii) those administrative costs and expenses of the General Partner, including salaries paid to officers of the General Partner, and accounting and legal expenses undertaken by the General Partner on behalf or for the benefit of the Partnership, and (iv) to the extent not included in clause (iii) above, REIT Expenses.

     "Affiliate" shall mean, with respect to any Partner (or with respect to any other Person whose affiliates are relevant for purposes of any of the provisions of this Agreement), (i) any member of the Immediate Family of such Partner or a trust established for the benefit of such member; (ii) any beneficiary of a trust described in (i); or (iii) any Entity which directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, any Partner or any Person referred to in the preceding clauses (i) and (ii).

     "Agreement" shall mean this Third Amended and Restated Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires. "Antidilution Provisions" shall mean the provisions of Section XI of Exhibit C hereto.

     "Audited Financial Statements" shall mean financial statements (which shall consist of a balance sheet, statement of income, statement of partners' equity and statement of cash flows) prepared in accordance with GAAP.

     "Bankruptcy" shall mean, with respect to any Partner, (i) the commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Partner is insolvent or bankrupt; (iii) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner; (iv) the filing of any petition or the commencement of any case or proceeding against such Partner seeking relief under any provision or chapter of the federal Bankruptcy Code or other federal or state laws relating to insolvency, bankruptcy or receivership, unless such petition and the case or proceeding initiated thereby are dismissed within ninety (90) days from the date of such filing; (v) the filing of an answer by such Partner admitting the allegations of any petition described in (iv) above; (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is vacated or dismissed within ninety (90) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner; (vii) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors; (viii) the convening by such Partner of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; (ix) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter; or (x) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

          "Capital Account" shall mean, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:
          (i) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Net Income and any items in the nature of income or gain which are specially allocated pursuant to Section II or III of Exhibit B hereto and the amount of any Partnership liabilities assumed by such Partner or which are secured by any asset distributed to such Partner.

          (ii) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section II or III of Exhibit B hereto, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any asset contributed by such Partner to the Partnership.

          (iii) In the event all or a portion of an Interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

          (iv) In determining the amount of any liability for purposes of the foregoing subparagraphs (i) and (ii), there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

     for purposes of this definition, in the event that (i) the date on which a Limited Partner is paid, or constructively receives (if earlier), an amount of Net Cash Flow under Section 6.2(e) in respect of subsection (a)(vii) of
     Section 6.2 is after the date on which the Cash Conversion Price is paid and (ii) such Limited Partner otherwise owns no Common Units at such time, such distribution of Net Cash Flow shall be treated as a distribution to the General Partner. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Sections 1.704-1(b) and 1.704-2 of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall reasonably determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed assets or which are assumed by the Partnership, the General Partner or any Limited Partner) are computed in order to comply with such Regulations, the General Partner may make such modification; provided that it does not have an adverse effect on the amounts distributable to any Partner pursuant to Article VIII hereof upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Section 1.704-1(b)(2)(iv)(q) of the Regulations, and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Sections 1.704-1(b) or 1.704-2 of the Regulations.

"Capital Contribution" shall mean, with respect to any Partner, the amount of money and the initial Gross Asset Value of any asset other than money, net of the amount of any liabilities to which such asset is subject, contributed or treated as contributed to the Partnership with respect to the Partnership Interest held by such Partner. The principal amount of a promissory note that is not readily tradable on an established securities market and that is contributed to the Partnership by the maker of the note shall not be included in the Capital Account of any Person until the Partnership makes a taxable disposition of the note or until (and to the extent) such Partner makes principal payments on the note, all in accordance with Section 1.704-1(b)(2)(iv)(d)(2) of the Regulations.

"Certificate" shall mean the Certificate of Limited Partnership establishing the Partnership, as filed with the office of the Delaware Secretary of State, as it may be amended from time to time in accordance with the terms of this Agreement and the Act.

"Closing Price" on any date shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as such person is selected from time to time by the Board of Directors of the General Partner.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto.

"Common  Distribution"  shall mean the  Partnership  distribution  described  in
Section 6.2(c) hereof.

"Common Stock" shall mean the shares of the common stock, par value $.01 per share, of the General Partner.

"Common Units" shall mean the Partnership Units designated as Common Units under this Agreement, received by the Partners in exchange for their capital contributions or a portion of their capital contributions or pursuant to the Merger Agreement and having the rights described in this Agreement. The number of Common Units outstanding, and the allocation of Common Units to each Partner, is as set forth opposite its or his name in Exhibit A, as amended by the General Partner from time to time.

"Consent of the Partners" means the written consent of a Majority-in-Interest of the Partners, which consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority-in-Interest of the Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

"Contributed Partnership Interests" shall mean, with respect to each Limited Partner, the partnership interests in the Property Partnership(s) contributed to the Partnership by such Limited Partner on the date of formation of the Partnership.
"Control" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

"Convertible Preferred Distribution" means an amount equal to the quarterly dividend payable in respect of one share of Convertible Preferred Stock of the General Partner pursuant to Section 4.5.1(a) of the General Partner's Articles of Incorporation.

"Convertible Preferred Distribution Shortfall" shall have the meaning set forth in Section 6.2(a)(iii).

"Convertible  Preferred  Rights"  shall  have the  meaning  set forth in Section
11.1A.

"Convertible Preferred Stock" means the Series B Cumulative Participating Convertible Preferred Stock, par value $.01 per share, of the General Partner.

"Convertible Preferred Unit Redemption Amount" means, with respect to any Convertible Preferred Unit, the amount payable by the General Partner on account of the redemption of one share of Convertible Preferred Stock pursuant to
Section 4.5.3 of the General Partner's Articles of Incorporation.

"Convertible Preferred Units" shall mean the Partnership Units designated as Convertible Preferred Units under this Agreement having the rights described in this Agreement. The number of Convertible Preferred Units outstanding from time to time is as set forth on Exhibit A, as amended by the General Partner from time to time.

"Current Per Share Market Price" on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date.

"Depreciation" shall mean, with respect to any asset of the Partnership for any Partnership taxable year or other period, the depreciation, depletion, amortization or other cost recovery deduction, as the case may be, allowed or allowable for Federal income tax purposes in respect of such asset for such Partnership taxable year or other period; provided, however, that if there is a difference between the Gross Asset Value and the adjusted tax basis of such asset at the beginning of such Partnership taxable year or other period, Depreciation for such asset shall be an amount that bears the same ratio to the beginning Gross Asset Value of such asset as the Federal income tax depreciation, depletion, amortization or other cost recovery deduction for such Partnership taxable year or other period bears to the beginning adjusted tax basis of such asset; provided, further, that if the Federal income tax depreciation, depletion, amortization or other cost recovery deduction for such asset for such Partnership taxable year or other period is zero, Depreciation for such asset shall be determined with reference to the beginning Gross Asset Value of such asset using any reasonable method selected by the General Partner.

"Entity" shall mean any general partnership, limited partnership, corporation, joint venture, trust, business trust, limited liability company, cooperative or association.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

"GAAP" shall mean generally accepted accounting principles consistently applied.

"General Partner" shall mean Prime Retail, Inc., a Maryland corporation, and any other Person who is admitted as a successor general partner of the Partnership at the time of reference thereto.

"Gross Asset Value" shall mean, with respect to any asset of the Partnership, such asset's adjusted basis for Federal income tax purposes, except as follows:

                    (a) the initial  Gross Asset Value of any asset  contributed by a Partner to the Partnership shall be the gross fair market value of such asset as determined by the contributing Partner and the Partnership;

                    (b) if the General  Partner  reasonably  determines  that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times:

                         (i) a Capital  Contribution  (other  than a de  minimis
                    Capital Contribution) to the Partnership by a new or existing Partner as consideration for a Partnership Interest;

                         (ii) the  distribution  by the Partnership to a Partner
                    of more than a de minimis amount of Partnership assets as consideration for the redemption of a Partnership Interest; and

                         (iii) the  liquidation  of the  Partnership  within the
                    meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations;

                    (c) the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets (taking Section 7701(g) of the Code into account) as reasonably determined by the General Partner as of the date of distribution; and

                    (d) the Gross Asset  Values of  Partnership  assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations (See Exhibit
               B); provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss. Any adjustment to the Gross Asset Values of Partnership assets shall require an adjustment to the Partners' Capital Accounts; as for the manner in which such adjustments are allocated to the Capital Accounts, see Exhibit B.

     "Hart Scott Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Horizon Limited Partnership" shall mean Horizon/Glen Outlet Centers Limited Partnership, a Delaware limited partnership.

     "Horizon Properties" shall mean the Partnership property acquired by the Partnership pursuant to the Merger.

     "Immediate Family" shall mean, with respect to any Person, such Person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, stepchildren, sons-in-law and daughters-in-law.

     "Incentive Option" means an option to purchase Common Stock granted under the Stock Incentive Plan.

     "Incentive Option Agreement" means the Incentive Option Agreement to be used under the Stock Incentive Plan.

     "Lien" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

     "Limited Partner" shall mean any Person named as a "Limited Partner" on Exhibit A hereto, as it may be amended from time to time, or any Person admitted as a Substituted Limited Partner or additional Limited Partner, in such Person's capacity as a limited partner of the Partnership.

     "Liquidating Events" shall have the meaning set forth in Section 3.2.

     "Liquidating Trustee" shall mean the General Partner or, if there is no remaining General Partner, such Person as is selected as the Liquidating Trustee hereunder by the Consent of the Partners, which Person may include an Affiliate of the General Partner or any Limited Partner; provided such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement.

     "Major Decisions" shall have the meaning set forth in Section 7.3 hereof.

     "Majority-in-Interest of the Partners" shall mean Partner(s) who hold in the aggregate more than fifty percent (50%) of the Common Units.

     "Merger" shall mean the merger of the Partnership and Horizon Limited Partnership pursuant to the Merger Agreement.

     "Merger Agreement" has the meaning set forth in the Recitals hereof.

     "Minimum Gain Capital Account" shall mean, with respect to a Partner, the sum of such Partner's Capital Account plus such Partner's share of Partner Minimum Gain, as described in Section

1.704-2(i)(5) of the Regulations,  and Partnership Minimum Gain, as described in
Section 1.704-2(g) of the Regulations. For purposes of determining Minimum Gain Capital Account, Nonrecourse Deductions and Partner Nonrecourse Deductions for a Partnership taxable year or other applicable period shall be allocated in a manner that is consistent with the method of allocation adopted under Section
9.4 or Section 9.6(c) (to the extent Section 9.4 or Section 9.6(c) is applicable to such Partnership taxable year or other applicable period).

          "Net Cash Flow" means, with respect to the applicable period of measurement (i.e., any period beginning on the first day of the fiscal year, quarter or other period commencing immediately after the last day of the fiscal year, quarter or other applicable period for purposes of the most recent calculation of Net Cash Flow for or with respect to which a distribution has been made, and ending on the last day of the fiscal year, quarter or other applicable period immediately preceding the date of the calculation) the excess, if any, as of such date, of (a) the gross cash receipts of the Partnership for such period from all sources whatsoever, including, without limitation, the following:

          (i) all rents, revenues, income and proceeds derived by the Partnership from its operations, including, without limitation, distributions received by the Partnership from any Entity in which the Partnership has an interest;

          (ii) all proceeds and revenues received by the Partnership on account of any sales of property of the Partnership or as a refinancing of or payments of principal, interest, costs, fees, penalties or otherwise on account of any borrowings or loans made by the Partnership or financings or refinancings of any property of the Partnership; (iii) the amount of any insurance proceeds and condemnation awards received by the Partnership;
     (iv) all capital contributions or loans received by the Partnership from its Partners; (v) any reduction in the cash amounts previously reserved by the Partnership and described in subsection (b)(ix) below, if the General Partner determines that such amounts are no longer needed; and (vi) the proceeds of liquidation of the Partnership's property in accordance with this Agreement, over (b) the sum of:

          (i) all operating costs and expenses of the Partnership and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for depreciation or other expenses not paid in cash or expenditures from reserves described in (ix) below); (ii) all costs and expenses expended or paid during such period in connection with the sale or other disposition, or financing or refinancing, of property of the Partnership or the recovery of insurance or condemnation proceeds;
     (iii) all fees provided for under this Agreement; (iv) all debt service, including principal and interest, paid during such period on all indebtedness of the Partnership; (v) all capital contributions, advances, reimbursements or similar payments made to any Entity in which the Partnership has an interest; (vi) all loans made by the Partnership in accordance with the terms of this Agreement; (vii) all reimbursements to the General Partner or its Affiliates during such period, including Administrative Expenses (exclusive of REIT Expenses) to the extent not paid or payable by the General Partner pursuant to the last sentence of Section 7.1; (viii) any distributions pursuant to Section 6.2(f); (ix) any increases in reserves reasonably determined by the General Partner to be necessary for working capital, capital improvements, payments of periodic expenditures, debt service or other purposes for the Partnership or any Person in which the Partnership has an interest; and (x) any amounts paid pursuant to Section 4.8(b) in redemption of any Preferred Units or Convertible Preferred Units.

          "Net Income or Net Loss" shall mean, for each Partnership taxable year or other applicable period, an amount equal to the Partnership's net income or loss for such year or period as determined for federal income tax purposes by the General Partner, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), adjusted as follows:
     (i) by including as an item of gross income any tax-exempt income received by the Partnership and not otherwise taken into account in computing Net Income or Net Loss; (ii) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code and not otherwise taken into account in computing Net Income or Net Loss, including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Section 709(b) of the Code) or to promote the sale of interests in the Partnership; (iii) by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property which are disallowed pursuant to Sections 267(a)(1) or 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code; (iv) by taking into account Depreciation in lieu of depreciation, depletion, amortization, and other cost recovery deductions taken into account in computing taxable income or loss; (v) by computing gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes by reference to the Gross Asset Value of such property rather than its adjusted tax basis; (vi) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Sections 1.704-1(b)(2)(iv)(e), (f) and (m) of the Regulations, by taking into account the amount of such adjustment as additional Net Income or Net Loss pursuant to Exhibit B; and
     (vii) subject to the immediately preceding clause (vi), by excluding the Partnership items of income, gain, loss or deduction that are specially allocated pursuant to Sections II or III of Exhibit B attached hereto.

          "Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations.

          "Nonrecourse Liabilities" shall have the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

          "Original Agreement" shall have the meaning set forth in the Recitals to this Agreement.

          "Partner Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Regulations.

          "Partner Nonrecourse Debt" shall have the meaning set forth in Section 1.704-2(b)(4) of the Regulations.

          "Partner  Nonrecourse  Deductions" shall have the meaning set forth in
     Section 1.704-2(i)(2) of the Regulations.

          "Partners"  shall mean the General  Partner and the Limited  Partners.

          "Partnership" shall mean the limited partnership constituted by the Original Agreement, as such limited partnership may from time to time be constituted.

          "Partnership Interest" shall mean the ownership interest now or hereafter held by a Partner in the Partnership from time to time pursuant to this Agreement, including, but not limited to, Partnership Units, exchange rights, capital accounts, and profits and distributions relating thereto, all other payments (if any) due or to become due in respect of such ownership interest pursuant to this Agreement, all rights, powers and remedies of a Partner under this Agreement, and all proceeds of all or any of the foregoing.

          "Partnership Minimum Gain" shall have the meaning set forth in Sections 1.704-2(b)(2) and (d) of the Regulations.

     "Partnership Payment Date" shall mean the payment date established by the General Partner for the distribution of Net Cash Flow pursuant to Section 6.2 hereof, which payment date shall be the same as the payment date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.

     "Partnership Record Date" for any distribution shall mean the same date as the record date established by the General Partner for a distribution to its shareholders.

     "Partnership Units" shall mean fractional, undivided shares of Partnership Interests issued pursuant to this Agreement. The ownership of Partnership Units of any class or series may be evidenced by a certificate for such Partnership Units in substantially the form of Exhibit G (including the restrictive legends thereon), or as the General Partner may determine from time to time.

     "Permitted Transferee" shall mean any Person to whom any Partnership Units are transferred in a Transfer permitted under the terms of this Agreement.

     "Person" shall mean any individual or Entity.

     "Preferred Distribution" means an amount equal to the quarterly dividend payable in respect of one share of Preferred Stock of the General Partner pursuant to Section 4.3.1(a) of the General Partner's Articles of Incorporation.

     "Preferred  Distribution  Shortfall"  shall have the  meaning  set forth in
Section 6.2.

     "Preferred Stock" means the Series A Senior Cumulative Preferred Stock, par value $.01 per share, of the General Partner.

     "Preferred Unit Redemption Amount" means, with respect to any Preferred Unit, the amount payable by the General Partner on account of the redemption of one share of Preferred Stock pursuant to Section 4.3.3 of the General Partner's Articles of Incorporation.

     "Preferred Units" shall mean the Partnership Units designated as Preferred Units under this Agreement having the rights described in this Agreement. The number of Preferred Units outstanding from time to time is as set forth on Exhibit A, as amended by the General Partner.

     "Prime/Horizon Merger" shall mean the "Prime/Horizon Merger" as defined in the Merger Agreement.

     "Property" shall mean any Shopping Center Project or other real estate project in which the Partnership or any Property Partnership, directly or indirectly, acquires ownership of a fee or leasehold interest.

     "Property Partnership Interests" shall mean and include the interest of the Partnership as a partner or other equity participant in any Property Partnership currently owned or hereafter acquired by the Partnership.

     "Property Partnerships" shall mean and include any partnership or other Entity in which the Partnership, directly or indirectly, is or becomes a partner or other equity participant and which is formed for the purpose of acquiring, developing or owning a Property or a proposed Property.

     "Purchase Price" shall have the meaning set forth in Exhibit C.

     "Quarter" shall mean each of the three (3) month periods ending on March 31, June 30, September 30 and December 31 of any year.


     "Regulations" shall mean the final, temporary or proposed Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations). "Regulatory Allocations" shall have the meaning set forth in Exhibit B. "REIT" shall mean a real estate investment trust as defined in Section 856 of the Code.

     "REIT Expenses" shall mean (i) costs and expenses relating to the formation and continuity of existence of the General Partner and its subsidiaries, if any, (which subsidiaries shall, for purposes of this definition be included within the definition of General Partner), including taxes, fees and assessments associated therewith and any and all costs, expenses or fees payable to any director, officer or trustee of the General Partner or such subsidiaries (including, without limitation, any costs of indemnification), (ii) costs and expenses relating to any offer or registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offer of securities and any costs and expenses associated with any claims made by any holder of such securities or any underwriter or placement agent therefor, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the SEC,
(iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the SEC, and (v) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business.

     "REIT Requirements" shall have the meaning set forth in Section 6.2(b) hereof.

     "Rights" shall have the meaning set forth in Section 11.1 hereof.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Section 704(c) Tax Items" shall have the meaning set forth in Exhibit B.

     "September 9, 1997 Agreement" has the meaning set forth in the Recitals to this Agreement.

     "Series C Preferred Distribution" means an amount equal to the quarterly dividend payable in respect of one share of Series C Preferred Stock pursuant to
Section 3 of the General Partner's Articles of Incorporation.

     "Series C Preferred Distribution Shortfall" shall have the meaning set forth in Section 6.2.

     "Series C Preferred Purchase Agreement" shall have the meaning set forth in
Section 4.2.

     "Series C  Preferred  Rights"  shall have the  meaning set forth in Section
12.1.

     "Series C Preferred Stock" shall mean the Series C Cumulative Convertible Redeemable Preferred Stock, $.01 par value, of the General Partner.

     "Series C Preferred Unit Redemption Amount" means, with respect to any Series C Preferred Unit, the amount payable by the General Partner with respect to the redemption of a share of Series C Preferred Stock pursuant to Section 5(a) of the General Partner's Articles of Incorporation and subject to Sections 5(b) and 5(c) thereof, using the amount, if any, of Series C Preferred Distribution shortfall as the amount of accrued and unpaid dividends thereon.

     "Series C Preferred Units" shall mean the Partnership Units designated as Series C Preferred Units under this Agreement, having the rights described in this Agreement. The number of Series C Preferred Units outstanding from time to time is set forth in Exhibit A hereto, as amended by the General Partner from time to time.

     "Service" shall mean the Internal Revenue Service and any successor governmental agency.

     "Shopping Center Project" shall mean any shopping center, including construction and improvement activities undertaken with respect thereto and off-site improvements, on-site improvements, structures, buildings and/or related parking and other facilities.

     "Special Distribution" shall mean the Partnership distribution described in
Section 6.2(b) hereof.

     "Stock Incentive Plan" means the Partnership's 1994 Stock Incentive Plan, employee bonus plan and any other plan adopted from time to time by the General Partner pursuant to which the General Partner issues Common Stock or options to acquire Common Stock to employees or directors in partial consideration for services.

     "Substituted Limited Partner" means any Person who (i) is permitted to become a Limited Partner pursuant to the terms of Sections 9.2 and 9.3 and (ii) agrees in writing to be bound by the terms of this Agreement by execution of a copy of this Agreement or by another written undertaking acceptable to the General Partner.

     "Tax Items" shall have the meaning set forth in Exhibit B.

     "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Transfer" as a noun, shall mean any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and as a verb, shall mean to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

     Certain additional terms and phrases have the meanings set forth in Exhibit B, C or D.

     I.2 Exhibits, Etc. References to "Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement. Each Exhibit and Schedule attached hereto is hereby incorporated herein by reference as if fully set forth herein.

                                   ARTICLE II
                                  ORGANIZATION

     2.1 Formation and Continuation. The parties hereto do hereby continue the Partnership as a limited partnership pursuant to the provisions of the Act, and all other pertinent laws of the State of Delaware, for the purposes and upon the terms and conditions hereinafter set forth. The Partners agree that the rights and liabilities of the Partners shall be as provided in the Act except as otherwise herein expressly provided. Promptly upon the execution and delivery hereof, the General Partner shall cause any requisite amendment to the Certificate of Limited Partnership and such other notice, instrument, document, or certificate as may be required by applicable law, and which may be necessary to enable the Partnership to conduct its business, and to own its properties, under the Partnership name, to be filed or recorded in all appropriate public offices.

     2.2 Name. The business of the Partnership shall be conducted under the name of Prime Retail, L.P. or such other name as the General Partner may select, and all transactions of the Partnership, to the extent permitted by applicable law, shall be carried on and completed in such name.

     2.3 Character of the Business. The purpose of the Partnership shall be to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, mortgage, pledge and otherwise dispose of or deal with (either directly or indirectly through one or more Property Partnerships) the Properties; to acquire, hold, own, develop, construct, improve, maintain, operate, manage, sell, lease, transfer, encumber, convey, exchange, mortgage, pledge and otherwise dispose of or deal with (either directly or indirectly through one or more Property Partnerships) real and personal property of all kinds; to exercise all of the powers of a partner in Property Partnerships; to acquire, own, deal with and dispose of Property Partnership Interests; to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership, and to engage in such other activities as shall be necessary or desirable to effect the foregoing purposes. The Partnership shall have all powers necessary or desirable to accomplish the purposes herein set forth. In connection with the foregoing, but subject to all of the terms, covenants, conditions and limitations contained in this Agreement, the Partnership shall have full power and authority, directly or through its interest in Property Partnerships, to enter into, perform, and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge or other lien, and, directly or indirectly, to acquire and construct additional Properties necessary or useful in connection with its business.

     2.4 Location of the Principal Place of Business. The location of the principal place of business of the Partnership shall be at 100 East Pratt Street, 19th Floor, Baltimore, Maryland, 21202 or such other location as shall be selected from time to time by the General Partner in its sole discretion.

     2.5 Registered Agent and Registered Office. The registered agent of the Partnership in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 or such other Person as the General Partner may select in its sole discretion. The registered office of the Partnership in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 or such other location as the General Partner may select in its sole and absolute discretion.

          2.6 Power of Attorney.
                    (a) Each  Limited  Partner  and each  assignee  of a Limited
               Partner hereby constitutes and appoints the General Partner, any Liquidating Trustee and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                    (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner or the Liquidating Trustee deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this
               Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles IV, VIII or IX hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                    (ii)  execute,  swear  to,  seal,  acknowledge  and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidating Trustee, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidating Trustee, to effect the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidating Trustee to amend this Agreement except in accordance with
Section 14.7 hereof.

          (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidating Trustee to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent incapacity of any Limited Partner or assignee of a Limited Partner and the transfer of all or any portion of such Limited Partner's or assignee's Partnership Units and shall extend to such Limited Partner's or assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or assignee of a Limited Partner hereby agrees to be bound by any representation made by the General Partner or any Liquidating Trustee, acting in good faith pursuant to such power of attorney, and each such Limited Partner or assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidating Trustee, taken in good faith under such power of attorney and in accordance with the provisions of this Agreement. Each Limited Partner or assignee of a Limited Partner shall execute and deliver to the General Partner or the Liquidating Trustee, within fifteen (15) days after receipt of the General Partner's or Liquidating Trustee's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidating Trustee, as the case may be, deems necessary to effect the provisions of this Section 2.6.

                                                     ARTICLE III
                                                  TERM; DISSOLUTION

          3.1 Term. The Partnership shall continue until December 31, 2050, unless the Partnership is dissolved sooner pursuant to the provisions of
     Section 3.2 or as otherwise provided by law.

          3.2 Dissolution. Except as set forth in this Section 3.2, no Partner shall have the right to dissolve the Partnership. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

               (a) an event described in Section 17-402(a) of the Act by reason of which the General Partner ceases to be the general partner, unless, within ninety (90) days after such event, a Majority-in-Interest of the Partners (other than the General Partner) that remain agree in writing to continue the business of the Partnership and to appoint, effective as of the date of such event, a successor General Partner;

               (b) an election to dissolve the Partnership made by the General Partner with the Consent of the Partners;

               (c) the sale of all or substantially all of the assets and properties of the Partnership;

               (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; or

               (e) the expiration of the term of the  Partnership as provided in
          Section 3.1 hereof.

          3.3 Bankruptcy of a Limited Partner. The Bankruptcy of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Net Income or Net Loss of the Partnership and to receive distributions from the Partnership shall, on the happening of such event, devolve on its successors or assigns, subject to and in accordance with the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. However, in no event shall such assignee(s) become a Substituted Limited Partner except in accordance with Article IX hereof.


                                   ARTICLE IV
                       CONTRIBUTIONS TO CAPITAL; FINANCING

          4.1 General Partner Capital Contribution.

          (a) The General Partner has made contributions to the Partnership and has the Common Units, Preferred Units, Convertible Preferred Units and Series C Preferred Units (if any) as set forth on Exhibit A.

          (b) In the event the General Partner issues Series C Preferred Stock pursuant to the Series C Preferred Stock Purchase Agreement, the General Partner shall contribute to the Partnership the proceeds or consideration received therefor and receive from the Partnership an equal number of Series C Preferred Units, as contemplated by clause (B) of subsection (b) of Section 4.3.

          4.2 Limited Partner Capital Contributions.

          (a) Each Limited Partner had made contributions to the capital of the Partnership and has the Common Units, Convertible Preferred Units or Series C Preferred Units set forth opposite its name on Exhibit A.

          (b) The General Partner is authorized to cause the Partnership to issue Series C Preferred Units to an institutional investor from time to time pursuant to that certain Series C Purchase Agreement dated as of August 8, 1997 by and among such institutional investor, the General Partner and the Partnership (the "Series C Preferred Purchase Agreement") for the consideration set forth therein, and upon payment of such consideration such Person shall be admitted as a Limited Partner of the Partnership.

          (c) The General Partner is authorized to cause the Partnership to issue Common Units and Convertible Preferred Units to limited partners of Horizon Limited Partnership as contemplated by the Merger Agreement, and upon issuance thereof upon consummation of the Merger, such Persons shall be admitted as Limited Partners of the Partnership.

          4.3 Additional Funds; Restrictions on General Partner.

          (a) The sums of money required to finance the business and affairs of the Partnership shall be derived from the initial Capital Contributions made to the Partnership from the Partners as set forth in Sections 4.1 and
     4.2 hereof (including the issuance of Series C Preferred Units from time to time) and from funds generated from the operation and business of the Partnership, including without limitation distributions directly or indirectly received by the Partnership from the Property Partnerships. In the event additional financing is needed from sources other than as set forth in the preceding sentence for any reason, the General Partner may, in its sole discretion, in such amounts and at such times as it solely shall determine to be necessary or appropriate, (i) issue additional Partnership Interests in accordance with Section 4.4 hereof; (ii) make additional Capital Contributions to the Partnership (subject to Section 4.3(b) below);
     (iii) cause the Partnership to borrow money, enter into loan arrangements, issue debt securities, obtain letters of credit or otherwise borrow money on a secured or unsecured basis; (iv) make a loan or loans to the Partnership (subject to Section 4.3(b) below); or (v) sell any assets or properties of the Partnership. In no event shall the Limited Partners be required to make any additional Capital Contributions or any loan to, or otherwise provide any financial accommodation for the benefit of, the Partnership.

          (b) The General Partner shall not issue any debt securities, any preferred stock (including any additional Preferred Stock or Convertible Preferred Stock (other than Series C Preferred Stock issued in exchange for Series C Preferred Units)) or common stock (including additional shares of Common Stock (other than (i) consideration to be issued pursuant to the Merger Agreement or any subsequent merger, consolidation, recapitalization or similar transaction which has been approved by the General Partner, (ii) in connection with the exercise by a Limited Partner of Rights, Convertible Preferred Rights or Series C Preferred Rights pursuant to Article XI or XII hereof, (iii) in connection with the conversion of Convertible Preferred Stock as contemplated by Section 4.8 hereof or any other conversion or exchange of securities of the General Partner solely in conversion or exchange for other securities of the General Partner or (iv) Common Stock exchanged for Series C Preferred Stock or Series C Preferred Units)) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase any of the foregoing (collectively, "Securities"), other than to all holders of Common Stock (in which event the Antidilution Provisions shall apply to the extent applicable), unless the General Partner shall (A) in the case of debt securities, lend to the Partnership the proceeds of or consideration received for such Securities on the same terms and conditions, including interest rate and repayment schedule, as shall be applicable with respect to or incurred in connection with such Securities and from any subsequent exercise, exchange or conversion thereof (if applicable); (B) in the case of Preferred Stock, Convertible Preferred Stock, Series C Preferred Stock or other equity Securities senior or junior to the Common Stock as to dividends and distributions on liquidation, contribute to the Partnership the proceeds or consideration (including any property or other non-cash assets) received for such Securities and from any subsequent exercise, exchange or conversion thereof (if applicable), and receive from the
     Partnership Preferred Units, Convertible Preferred Units, Series C Preferred Units or other interests in the Partnership in consideration therefor with the same terms and conditions, including dividend, dividend priority and liquidation preference, as are applicable to such Securities; and (C) in the case of Common Stock or other equity Securities on a parity with the Common Stock as to dividends and distributions on liquidation, contribute to the Partnership the net proceeds (including any property or other non-cash assets) received for such Securities or from any subsequent exercise, exchange or conversion thereof (if applicable), and receive from the Partnership a number of additional Common Units in consideration therefor equal to the product of (x) the number of shares of Common Stock or other equity Securities issued by the General Partner, multiplied by (y) a fraction the numerator of which is one and the denominator of which is the Exchange Factor (as defined in Exhibit C hereto) in effect on the date of such contribution.

          4.4  Issuance  of  Additional  Partnership  Interests;   Admission  of
     Additional Limited Partners.

          (a) In addition to any Partnership Interests issuable by the Partnership pursuant to the Merger Agreement or Section 4.2, Section 4.3 or
     Section 4.8 hereof, the General Partner is authorized to cause the Partnership to issue additional Partnership Interests in the form of Convertible Preferred Units or Common Units to any Persons at any time or from time to time, for consideration not less than the fair value thereof, and on such terms and conditions, as the General Partner shall establish in each case in its sole and absolute discretion, without any approval being required from any Limited Partner or any other Person; provided, however, that there is no material adverse impact on (i) the right of any Limited Partner to exercise the Rights pursuant to Article XI or (ii) the economic effect upon the existing Limited Partners of the allocations set forth in Exhibit B. Subject to the limitations set forth in the preceding sentence, the General Partner may take such steps as it, in its reasonable discretion, deems necessary or appropriate to admit any Person as a Limited Partner of the Partnership, including, without limitation, amending the Certificate, Exhibit A or any other provision of this Agreement.

          4.5 Stock Incentive Plan. If at any time or from time to time Incentive Options granted in connection with the Stock Incentive Plan are exercised in accordance with the terms of the Incentive Option Agreement:

          (a) the General Partner shall, as soon as practicable after such exercise, contribute to the capital of the Partnership an amount equal to the exercise price paid, if any, to the General Partner by such exercising party in connection with the exercise of the Incentive Option; and

          (b) the General Partner shall receive the number of Common Units corresponding to the number of shares of Common Stock delivered by the General Partner to such exercising party multiplied by a fraction the numerator of which is one and the denominator of which is the Exchange Factor (as defined in Exhibit C hereto) in effect on the date of such contribution.

          4.6 No Third Party Beneficiary. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

          4.7 No Interest; No Return. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

          4.8 Conversion of Convertible Preferred Units or Series C Preferred Units; Redemption or Purchase of Series C Preferred Units, Convertible Preferred Units or Preferred Units.

          (a) If at any time holders of the General Partner's Convertible Preferred Stock shall exercise their rights under the General Partner's Articles of Incorporation to convert any shares of Convertible Preferred Stock to Common Stock, in whole or in part (including any fractions thereof), then, simultaneously with such conversion, an equal number of Convertible Preferred Units shall be automatically converted into the number of Common Units equal to the product of (x) the number of shares of Common Stock into which the Convertible Preferred Stock is converted, multiplied by (y) a fraction the numerator of which is one and the denominator of which is the Exchange Factor (as defined in Exhibit C hereto) in effect on such date.

          (b) If at any time shares of the General Partner's Preferred Stock are to be redeemed pursuant to the General Partner's Articles of Incorporation or purchased by the General Partner, the Partnership shall redeem an equal number of Preferred Units by payment to the General Partner of the Preferred Unit Redemption Amount or purchase price to be paid by the General Partner immediately prior to or concurrently with such redemption or purchase. If at any time shares of the General Partner's Convertible Preferred Stock are to be redeemed pursuant to the General Partner's Articles of Incorporation or purchased by the General Partner, the Partnership shall redeem an equal number of Convertible Preferred Units by payment of the Convertible Preferred Unit Redemption Amount therefor or purchase price paid by the General Partner immediately prior to or concurrently with such redemption or purchase. If at any time shares of the General Partner's Series C Preferred Stock are to be redeemed pursuant to the General Partner's Articles of Incorporation or purchased by the General Partner, the Partnership shall redeem an equal number of Series C Preferred Units by payment of the Series C Preferred Unit Redemption Amount or purchase price to be paid by the General Partner immediately prior to or concurrently with such redemption or purchase.

          (c) If at any time holders of the General Partner's Series C Preferred Stock shall exercise their rights under the General Partner's Articles of Incorporation to convert any shares of Series C Preferred Stock to Common Stock, in whole or in part, then, simultaneously with such conversion, an equal number of Series C Preferred Units shall be automatically converted into the number of Common Units which is equal to the number of shares of Common Stock into which the shares of the General Partner's Series C Preferred Stock which are being converted are so converted, as such number is determined pursuant to the General Partner's Articles of Incorporation.

          (d) The Series C Preferred Units may be redeemed by the Partnership at the option of the General Partner pursuant to the terms of Section 4.9.

          (e) The General Partner shall amend Exhibit A hereto to reflect (i) each conversion of Convertible Preferred Units, and the issuance of additional Common Units in connection therewith, (ii) each exchange by a Limited Partner of Series C Preferred Units for Series C Preferred Stock or Common Stock of the General Partner, and the allocation or reissuance of such Series C Preferred Units in the name of the General Partner, pursuant to Section 12.3 as Series C Preferred Units or Common Units, as the case may be, and (iii) each redemption of Convertible Preferred Units, Preferred Units and Series C Preferred Units and (iv) each exchange by a Limited Partner of Convertible Preferred Units for Common Units or Common Units for Convertible Preferred Units pursuant to the exchange offer contemplated by the Merger Agreement.

          4.9 Redemption of Series C Preferred Units.

          (a) On and after August 8, 2007, the Partnership, at the option of the General Partner, may redeem the Series C Preferred Units, in whole at any time or from time to time in part at a redemption price for each Series C Preferred Unit, payable in cash, in an amount equal to the Series C Preferred Unit Redemption Amount therefor.

          (b) Notice of the redemption of any Series C Preferred Units shall be mailed by first class mail to each Partner which is a holder of record of Series C Preferred Units to be redeemed at the address of each such Partner as shown on the Partnership's records, not less than 30 nor more than 90 days prior to the date fixed for redemption (the "Call Date"). Neither the failure to mail any notice required by this paragraph, nor any defect therein or in the mailing thereof, to any particular Partner, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other Partners. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of Series C Preferred Units to be redeemed and, if fewer than all the Series C Preferred Units held by such Partner are to be redeemed, the number of such Series C Preferred Units to be redeemed from such Partner; (3) the redemption price; (4) the place or places of the closing for such redemption; (5) the then-current conversion price; and (6) that the Series C Preferred Distribution with respect to the Series C Preferred Units shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, the Series C Preferred Distribution on the Series C Preferred Units so called for redemption shall cease to accrue, (ii) such Series C Preferred Units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series C Preferred Units shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon). The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Partnership shall deposit with a bank or trust company (which may be an affiliate of the Partnership) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series C Preferred Units so called for redemption. No interest shall accrue for the benefit of the holders of Series C Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such Series C Preferred Units so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.
          If fewer than all the outstanding Series C Preferred Units are to be redeemed, units to be redeemed shall be selected by the General Partner from outstanding Series C Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the General Partner in its sole discretion to be equitable.

          4.10 Redemption of Convertible Preferred Units.

          (a) On and after March 31, 1999, the Partnership, at the option of the General Partner, may redeem the Convertible Preferred Units, in whole at any time or from time to time in part at a redemption price for each Convertible Preferred Unit, payable in cash, in an amount equal to the Convertible Preferred Unit Redemption Amount therefor.

          (b) Notice of the redemption of any Convertible Preferred Units shall be mailed by first class mail to each Partner which is a holder of record of Convertible Preferred Units to be redeemed at the address of each such Partner as shown on the Partnership's records, not less than 30 nor more than 90 days prior to the date fixed for redemption (the "Call Date"). Neither the failure to mail any notice required by this paragraph, nor any defect therein or in the mailing thereof, to any particular Partner, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other Partners. Each such mailed notice shall state, as appropriate: (1) the Call Date; (2) the number of Convertible Preferred Units to be redeemed and, if fewer than all the Convertible Preferred Units held by such Partner are to be redeemed, the number of such Convertible Preferred Units to be redeemed from such Partner; (3) the redemption price; (4) the place or places of the closing for such redemption; (5) the then-current conversion price; and (6) that the Convertible Preferred Distribution with respect to the Convertible Preferred Units shall cease to accrue on such Call Date except as otherwise provided herein. Notice having been mailed as aforesaid, from and after the Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, the Convertible Preferred Distribution on the Convertible Preferred Units so called for redemption shall cease to accrue, (ii) such Convertible Preferred Units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Convertible Preferred Units shall cease (except the rights to receive the cash payable upon such redemption, without interest thereon). The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Partnership shall deposit with a bank or trust company (which may be an affiliate of the Partnership) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Convertible Preferred Units so called for redemption. No interest shall accrue for the benefit of the holders of Convertible Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such Convertible Preferred Units so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.

          If fewer than all the outstanding Convertible Preferred Units are to be redeemed, units to be redeemed shall be selected by the General Partner from outstanding Convertible Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the General Partner in its sole discretion to be equitable.

                                    ARTICLE V
                              INTENTIONALLY OMITTED

                                   ARTICLE VI
         ALLOCATIONS, DISTRIBUTIONS AND OTHER TAX AND ACCOUNTING MATTERS

          6.1 Allocations. The Net Income, Net Loss and/or other Partnership items shall be allocated pursuant to the provisions of Exhibit B.

          6.2 Distributions.

          (a) Except for the Special Distribution, the Common Distribution and distributions pursuant to Section 8.2 in connection with the dissolution and liquidation of the Partnership, the General Partner shall cause the Partnership to distribute all Net Cash Flow to the Partners from time to time as determined by the General Partner, but in any event not less frequently than quarterly, in such amounts as the General Partner shall determine, and in the following priority:

               (i) First, to the extent that the amount of cash distributed to the General Partner for all prior Quarters pursuant to Section 6.2(a)(ii) (other than the immediately preceding Quarter) was less than the Preferred Distribution for each of the outstanding Preferred Units for all such Quarters, and such deficiency was not previously distributed pursuant to this subsection (i) or paid as part of a Preferred Unit Redemption Amount (a "Preferred Distribution Shortfall"), Net Cash Flow shall be distributed to the General Partner in an amount equal to such Preferred Distribution Shortfall for all such prior Quarters.

               (ii) Second, Net Cash Flow shall be distributed to the General Partner on the Partnership Payment Date in an amount equal to the Preferred Distribution for the immediately preceding Quarter for each outstanding Preferred Unit then held by the General Partner.

               (iii) Third, to the extent the amount of cash distributed to the Partners holding Convertible Preferred Units pursuant to Section 6.2(a)(iv) for all prior Quarters (other than the immediately preceding Quarter) was less than the Convertible Preferred Distribution for each of the outstanding Convertible Preferred Units for all such Quarters, and such deficiency was not previously distributed pursuant to this subsection (iii) or paid as part of Convertible Preferred Unit Redemption Amount (a "Convertible Preferred Distribution Shortfall"), Net Cash Flow shall be distributed to the Partners holding Convertible Preferred Units, pro rata in accordance with their respective Convertible Preferred Units, in an amount equal to such Convertible Preferred Distribution Shortfall for all such prior Quarters.

               (iv) Fourth, Net Cash Flow shall be distributed to the Partners holding Convertible Preferred Units on the Partnership Payment Date in an amount equal to the Convertible Preferred Distribution for the immediately preceding Quarter for each outstanding Convertible Preferred Unit then held by the Partners holding Convertible Preferred Units, pro rata in accordance with their respective Convertible Preferred Units.

               (v) Fifth, to the extent that the amount of cash distributed to Partners pursuant to Section 6.2(a)(vi) for all prior Quarters (other than the immediately preceding Quarter) was less than the Series C Preferred Distribution for each of the outstanding Series C Preferred Units for all such Quarters, and such deficiency was not previously distributed pursuant to this subsection (v) or paid as part of a Series C Preferred Unit Redemption Amount (a "Series C Preferred Distribution Shortfall"), Net Cash Flow in an amount equal to such Series C Preferred Distribution Shortfall for all such prior quarters shall be distributed to the Partners holding Series C Preferred Units on the Partnership Payment Date for the immediately preceding Quarter, pro rata, in accordance with their respective Series C Preferred Units.

               (vi) Sixth, Net Cash Flow shall be distributed to the Partners holding Series C Preferred Units in an amount equal to the Series C Preferred Distribution for the immediately preceding Quarter for each outstanding Series C Preferred Unit, pro rata, in accordance with their respective Series C Preferred Units.

               (vii) Seventh, the balance of any Net Cash Flow to be distributed, if any, shall be distributed to the Partners holding Common Units on the Partnership Payment Date with respect to the immediately preceding Quarter, pro rata in accordance with their respective Common Units. (b) On June 9, 1998, the Partnership formally declared a cash distribution of (i) $0.50 per outstanding Common Unit and Series C Preferred Unit and (ii) $0.60 per outstanding Convertible Preferred Unit, in each case to each holder of record of Common Units, Convertible Preferred Units and Series C Preferred Units as of the close of the transfer books of the Partnership immediately prior to the Merger (the "Special Distribution"). The payment date with respect to the Special Distribution shall be on June 15, 1998.

          (c) On June 15, 1998 immediately after consummation of the Merger, the Partnership formally declared the distribution of each issued and outstanding common unit of Horizon Group Properties, L.P. (each, an "HGP Common Unit") to each holder of record of Common Units, Convertible Preferred Units and Series C Preferred Units as of the close of the transfer books of the Partnership immediately after the consummation of the Merger such that (i) for every twenty (20) Convertible Preferred Units held by a holder, such holder shall be entitled to receive 1.19617 HGP Common Units, (ii) for every twenty (20) Series C Preferred Units held by a holder, such holder shall be entitled to receive one (1) HGP Common Unit, and (iii) for every twenty (20) Common Units held by a holder, such holder shall be entitled to receive one (1) HGP Common Unit (the "Common Distribution"). The payment date with respect to the Common Distribution shall occur fifteen (15) days after June 15, 1998 or on such other date as determined in the General Partner's sole discretion.

          (d) The General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay shareholder dividends that will (i) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (ii) avoid any federal income or excise tax liability of the General Partner.

          (e) With respect to any Limited Partner(s) from whom the General Partner receives an Exercise Notice to exercise Rights in accordance with
     Article XI for which the General Partner elects to pay the Cash Purchase Price pursuant to Exhibit C, the General Partner shall cause the Partnership to distribute to such Limited Partner(s), with respect to the Common Units for which the Cash Purchase Price is paid, (i) on the Partnership Payment Date, if any, thereafter occurring during the Quarter in which the Cash Purchase Price is paid, an amount equal to a full pro rata share of any Net Cash Flow to which such Limited Partner would have been entitled to receive pursuant to Section 6.2(a)(vii) had such Limited Partner held such Common Units on the Partnership Payment Date occurring in such Quarter and (ii) on the Partnership Payment Date, if any, occurring during the next succeeding Quarter after such Exercise Notice is received, an amount equal to the Net Cash Flow to which such Limited Partner would have been entitled to receive pursuant to Section 6.2(a)(vii) had such Limited Partner held such Common Units on the Partnership Payment Date, multiplied by a fraction, the numerator of which is the number of days in the preceding Quarter (based on three 30-day months) that the Limited Partner held such Common Units and the denominator of which is 90.

          (f) Notwithstanding any other provision in this Agreement, from time to time and at such times as the General Partner shall determine, and prior to any determination or distribution of Net Cash Flow pursuant to Section 6.2(a), there shall be distributed to the General Partner from the revenues, proceeds or other funds of the Partnership, an amount equal to any REIT Expenses (other than those described in clause (ii) of the definition of REIT Expenses), to the extent not paid or payable by the General Partner from cash distributions which it receives directly from any Property Partnerships on account of any interest in the Property Partnership which it holds directly (as opposed to through the Partnership).

          (g) The provisions of Section 6.2 of this Agreement are not intended to supersede or replace, and are subject to, the agreements set forth on Exhibit E hereto.

          6.3 Books of Account. At all times during the continuance of the Partnership, the General Partner shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with GAAP wherein shall be entered particulars of all monies, goods or effects belonging to or owing to or by the Partnership, or paid, received, sold or purchased in the course of the Partnership's business, and all of such other transactions, matters and things relating to the business of the Partnership as are usually entered in books of account kept by persons engaged in a business of a like kind and character as the Partnership. In addition, the Partnership shall keep all records as required to be kept pursuant to the Act. The books and records of account shall be kept at the principal office of the Partnership, and each Partner shall at all reasonable times, and upon reasonable notice, have access to such books and records and the right to inspect the same.

          6.4 Reports. The General Partner shall cause to be submitted to the Limited Partners promptly upon receipt of the same from the Accountants and in no event later than April 1 of each year, copies of Audited Financial Statements prepared on a consolidated basis for the Partnership and each of the Property Partnerships, together with the reports thereon, and all supplementary schedules and information, prepared by the Accountants. The Partnership also shall cause to be prepared such reports and/or information as are necessary for the General Partner to determine its qualification as a REIT and its compliance with REIT Requirements.

          6.5 Audits. Not less frequently than annually, the books and records of the Partnership shall be audited by the Accountants. The General Partner shall, unless determined otherwise by the General Partner with the Consent of the Partners, engage the Accountants to audit the books and records of the Property Partnerships.

          6.6 Tax Elections and Returns. All elections required or permitted to be made by the Partnership under any applicable tax law shall be made by the General Partner in its sole discretion (including the election to be a "large partnership" under Code Section 775; provided, however, if requested by a transferee (or if the General Partner is a transferee, as it shall determine in its sole discretion), the General Partner shall file an election on behalf of the Partnership pursuant to Section 754 of the Code to adjust the basis of the Partnership property in the case of a transfer of a Partnership Interest, including transfers made in connection with the exercise of Rights, made in accordance with the provisions of this Agreement. The General Partner shall be responsible for preparing and filing all federal and state tax returns for the Partnership and furnishing copies thereof to the Partners, together with required Partnership schedules showing allocations of Tax Items and copies of the tax returns of all Property Partnerships all within the period of time prescribed by law (including extensions). The General Partner shall consult in good faith with the Limited Partners regarding any proposed modifications to the tax returns of the Partnership and/or the Property Partnerships by the Limited Partners.

          6.7 Tax Matters Partner. The General Partner is hereby designated as the Tax Matters Partner for the Partnership within the meaning of Section 6231(a)(7) of the Code and is authorized, but not required, to take all actions within its authority as tax matters partner, as described in subchapters C and D of Chapter 63, subtitle F of the Code; provided, however, that in exercising its authority as Tax Matters Partner, the General Partner shall be limited by the provisions of this Agreement affecting tax aspects of the Partnership.

                                   ARTICLE VII
             RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER

     7.1 Expenditures by Partnership. The General Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. All of the aforesaid expenditures shall be made on behalf of the Partnership and, except as provided below, the General Partner shall be entitled to reimbursement by the Partnership for any expenditures incurred by it on behalf of the Partnership which shall be made other than out of the funds of the Partnership. The Partnership shall also assume, and pay when due, all Administrative Expenses other than REIT Expenses, but only to the extent not paid or payable by the General Partner from cash distributions received by the General Partner directly from any Property Partnership. The General Partner shall use any cash distributions which it receives directly from any Property Partnerships on account of any interest in the Property Partnership which it holds directly (as opposed to through the Partnership) to pay REIT Expenses.

          7.2 Powers and Duties of General Partner. The General Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided, and subject to the limitations contained in Section 7.3 hereof with respect to Major Decisions, the General Partner shall have, and is hereby granted, full and complete power, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. Except as otherwise expressly provided herein, and subject to Section 7.3 hereof, the General Partner shall have the following rights, powers and authorities, to the extent necessary and appropriate to pursue and accomplish the purposes of the Partnership:

               (a) To manage, control, invest, reinvest, acquire by purchase, lease or otherwise, sell, contract to purchase or sell, hold for investment, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the business or purposes of the Partnership;

               (b) To acquire, directly or indirectly, interests in real estate of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any real estate, interests therein or parts thereof; to improve, develop or redevelop any such real estate; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease, or to sell on any terms; to convey, mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property or to grant easements or charges of any kind; to relay, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on any real property in which the Partnership owns an interest; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in any land trust in which the Partnership owns a beneficial interest;

               (c) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers, financial counsel, professional advisers and others;

               (d) To enter into, make, amend, perform and carry out, or cancel and rescind, contracts and other obligations, including without limitation guaranties and indemnity agreements for any purpose pertaining to the business of the Partnership or any Property Partnership; and to loan money to, borrow money from and engage in transactions with Affiliates of the Partnership or any other Person;

               (e) To borrow money or procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations, without limitation as to amount; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability; and to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, evidences of indebtedness and other instruments, and to secure the payment thereof, the interest thereon and any other obligations or liabilities relating thereto, in any manner, including without limitation by mortgage on, security interest in or pledge of, or conveyance or assignment in trust of, the whole or any part of the assets of the Partnership, real, personal or mixed, including contract rights and options, whether at the time owned or thereafter acquired, and future earnings, and to sell, pledge or otherwise dispose of such securities or other obligations of the Partnership for the furtherance of any purpose of the Partnership, and to guaranty or indemnify any Person in connection with any of the foregoing or any other activity of the Partnership;

               (f) To pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or sell or otherwise dispose of any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, and protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which the General Partner may deem necessary, proper or advisable to effect or accomplish any of the foregoing or to carry out the business and purposes of the Partnership;

               (g) To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

               (h) To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of any of the foregoing; to make deposits into and withdrawals from the Partnership's bank accounts and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts; to invest funds of the Partnership;

               (i) To demand, sue for, receive, and otherwise take steps to collect or recover all debt, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

               (j) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

               (k) To take all reasonable measures necessary to insure compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to be submitted to lenders, and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

               (l) To maintain the Partnership's books and records;

               (m) To prepare and deliver, or cause to be prepared and delivered by the Partnership's Accountants, all financial and other reports with respect to the operations of the Partnership and all Federal and state tax returns and reports;

               (n) To act in any state or nation in which the Partnership may lawfully act, for itself or as principal, agent or representative for any Person with respect to any business of the Partnership;

               (o) To become a partner or member in, and perform the obligations of a partner or member of, any general or limited partnership or limited liability company;

               (p) To apply for, register, obtain, purchase or otherwise acquire trademarks, trade names, labels and designs relating to or useful in connection with any business of the Partnership, and to use, exercise, develop and license the use of the same;

               (q) To pay or  reimburse  any  and all  actual  fees,  costs  and
          expenses   incurred  in  the   formation  and   organization   of  the
          Partnership;

               (r) To do all acts which are necessary, customary or appropriate for the protection and preservation of the Partnership's assets, including the establishment of reserves; and

               (s) In general, to exercise all of the general rights, privileges and powers permitted to be had and exercised by the provisions of the Act, including without limitation the right to effect a merger of the Partnership with another Entity in accordance with the provisions of the Act.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to require the General Partner, in its capacity as such, to expend its individual funds to make any payment to third parties on behalf of the Partnership or to undertake any individual liability or obligation on behalf of the Partnership.

               7.3 Major Decisions. The General Partner shall not, without the prior Consent of the Partners, on behalf of the Partnership, undertake any of the following actions (the "Major Decisions"):

                    (a) Amend and/or modify this Agreement other than as specified in Section 14.7. (20 Take title to any personal or real property, other than in the name of the Partnership, a Property Partnership or pursuant to Section 7.5 or 7.8 hereof or pursuant to the transactions contemplated by the Merger Agreement.

                    (b) Dissolve the Partnership  prior to the occurrence of any of the Liquidating Events.

          7.4 No Removal. In no event shall the Limited Partners or any other Persons have the right to remove the General Partner as general partner of the Partnership.

          7.5 General Partner Participation. The General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development and ownership of properties, shall be conducted through the Partnership; provided that the General Partner may own up to a one percent (1%) interest in any Property Partnership. The General Partner agrees that all borrowings for the purpose of making distributions to its stockholders will not be incurred by the General Partner but will be incurred only by the Partnership or by one or more of the Property Partnerships.

          7.6 Proscriptions. The General Partner shall not have the authority to:

          (a) Do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Partnership;

          (b) Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes; or

          (c) Do any act in contravention of applicable law.

Nothing herein contained shall impose any obligation on any Person or firm doing business with the Partnership to inquire as to whether or not the General Partner has properly exercised its authority in executing any contract, lease, mortgage, deed or other instrument on behalf of the Partnership, and any such third Person shall be fully protected in relying upon such authority.

          7.7 Additional Partners. Additional Partners may be admitted to the Partnership only as provided in Section 4.4 hereof.

          7.8 Title Holder. To the extent allowable under applicable law, title to all or any part of the properties of the Partnership may be held in the name of the Partnership or in the name of any other Person, the beneficial interest in which shall at all times be vested in the Partnership. Any such title holder shall perform any and all of its respective functions to the extent and upon such terms and conditions as may be determined from time to time by the General Partner, consistent with the business and purposes of the Partnership.

          7.9 Compensation of the General Partner. The General Partner shall not be entitled to any compensation for services rendered to the Partnership solely in its capacity as General Partner. The foregoing shall not limit the General Partner's right to reimbursement for those costs and expenses constituting Administrative Expenses as provided elsewhere in this Agreement.

          7.10 Waiver and Indemnification.

          (a) Neither any Partner nor any Person acting on behalf of any Partner (including the (1) Neither any Partner nor any Person acting on behalf of any Partner (including the Liquidating Trustee), pursuant hereto, shall be liable, responsible or accountable in damages or otherwise to the Partnership or to any Partner for any acts or omissions performed or omitted to be performed by them or for their errors of judgment; provided that the Partner's or such other Person's conduct or omission to act was taken in good faith. The Partnership shall, and hereby does, indemnify and hold harmless each Partner and its Affiliates and any individual acting on their behalf (including the Liquidating Trustee) from any loss, damage, expense, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by them by reason of the operations of the Partnership as set forth in this Agreement in which such Partner or other Person may be involved or in enforcing the provisions of this indemnity, unless it is established that: (i) the act or omission of such Partner or other Person was material to the matter giving rise to the loss, damage, expense, claim or liability and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) such Partner or other Person actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, such Partner or other Person had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Partner or other Person, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Property Partnership or other subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Property Partnership or other subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.10 in favor of any Partner or other Person having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Person seeking indemnification did not meet the requisite standard of conduct set forth in this Section 7.10. The termination of any proceeding by conviction of a Person seeking indemnification or upon a plea of nolo contendere or its equivalent by such Person, or any entry of any order or probation against such Person prior to judgment, creates a rebuttable presumption that such Person acted in a manner contrary to that specified in this Section 7.10 with respect to the subject matter of such proceeding. No Partner shall have any personal liability with respect to the foregoing indemnification, any such indemnification to be satisfied solely out of the assets of the Partnership.

          (b) Any Person entitled to indemnification under this Agreement shall be entitled to receive, upon application therefor, advances to cover the costs of defending any proceeding against such Person; provided, however, that such advances shall be repaid to the Partnership, without interest, if such Person is found by a court of competent jurisdiction upon entry of a final judgment not to be entitled to such indemnification. All rights of the indemnitee hereunder shall survive the dissolution of the Partnership; provided, however, that a claim for indemnification under this Agreement must be made by or on behalf of the Person seeking indemnification prior to the time the liquidation of the Partnership is completed. The indemnification rights contained in this Agreement shall be cumulative of, and in addition to, any and all rights, remedies and recourse to which the Person seeking indemnification shall be entitled, whether at law or in equity. Indemnification pursuant to this Agreement shall be made solely and entirely from the assets of the Partnership and no Partner shall be liable therefor.

          (c) The Partnership shall, and hereby does, indemnify and hold harmless the General Partner from any loss, damage, claim or liability, including, but not limited to, reasonable attorneys' fees and expenses, incurred by the General Partner by reason of (i) any indebtedness incurred by the General Partner in compliance with Section 4.3 hereof or any indebtedness of the Partnership or any subsidiary thereof that is guaranteed by the General Partner or (ii) vicarious liability by reason of its status as General Partner of the Partnership. The Partners agree that in the event the Partnership becomes a debtor in a bankruptcy proceeding under a plan of reorganization, any funds distributable to the General Partner and any funds distributable to the Limited Partners under such plan of reorganization, after discharging claims against the General Partner from such funds, will be distributed to the Limited Partners and the stockholders of the General Partner among the various classes of Partnership Units in accordance with the agreed priorities set forth in
     Section 6.2. Each Partner agrees to turn over any such funds to the General Partners to be so distributed.

          (d) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's shareholders, collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to the Limited Partners or their assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred or benefits not derived by Limited Partners in connection with such decisions; provided that the General Partner has acted in good faith.

          (e) Subject to its obligations and duties as General Partner set forth in Section 7.2 hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or through its agents.

          (f) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any Person potentially entitled to indemnification and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

          7.11 Operation in Accordance with REIT Requirements. The General Partner agrees and the Limited Partners acknowledge that the Partnership shall be operated in a manner that will enable the General Partner to (a) satisfy the REIT Requirements and (b) avoid the imposition of any federal income or excise tax liability, unless the General Partner ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership. In connection with the foregoing, and without limiting the General Partner's rights in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's current status as a REIT inures to the benefit of all Partners and not solely the General Partner. The Partnership shall avoid taking any action, or permitting any Property Partnership to take any action, which would result in the General Partner ceasing to satisfy the REIT Requirements or would result in the imposition of any federal income or excise tax liability on the General Partner.

                                  ARTICLE VIII
                     DISSOLUTION, LIQUIDATION AND WINDING-UP

          8.1 Winding Up.
          (a)  Upon the  occurrence  of an event  of  dissolution  described  in
     Section 3.2, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The Liquidating Trustee shall be responsible for overseeing the winding up and liquidation of the Partnership's assets and shall take full account of the Partnership's liabilities and property and the Partnership's assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Liquidating Trustee, include shares of stock in the General Partner) shall be applied and distributed in accordance with the provisions of
     Section 8.2.

          (b) In the discretion of the Liquidating Trustee, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article VIII may be:

               (i) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidating Trustee, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and the Limited Partners pursuant to this Agreement; or

               (ii) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 8.2 as soon as possible.

          (c) A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 8.1 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

          (d) The liquidation of the Partnership shall not be deemed finally completed until the Partnership shall have received cash payments in full with respect to obligations such as notes, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all remaining obligations of the Partnership have been satisfied or assumed by the Liquidating Trustee. The Liquidating Trustee shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until such obligations are paid in full or otherwise satisfied. The Liquidating Trustee shall use reasonable efforts to liquidate the Partnership in the same year in which substantially all of the assets of the Partnership being disposed of in the liquidation are sold or exchanged.

          (e) The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidating Trustee in connection with the dissolution, liquidation and/or winding-up of the Partnership.


          8.2 Distribution on Dissolution and Liquidation. In the event of the dissolution and liquidation of the Partnership for any reason, the assets of the Partnership shall be liquidated for distribution in the following rank and order:

               (a) Payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

              (b) Establishment of reserves as determined by the Liquidating Trustee to provide for contingent liabilities, if any;

               (c) Payment of debts of the Partnership to Partners, if any, in the order of priority provided by law;

               (d) To the Partners in accordance with the positive balances in their respective Capital Accounts after giving effect to all contributions, distributions and allocations for all periods, including the period in which such distribution occurs (other than those adjustments made pursuant to this Section 8.2(d)).

Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (b) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with paragraphs (c) and (d) above.


          8.3 Timing Requirements. In the event that the Partnership is "liquidated" within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Regulations, any and all distributions to the Partners pursuant to Section 8.2(d) hereof shall be made no later than the later to occur of (i) the last day of the taxable year of the Partnership in which such liquidation occurs or (ii) ninety (90) days after the date of such liquidation.

          8.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article VIII, in the event the Partnership is considered liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no dissolution and liquidation has occurred pursuant to this Agreement, including pursuant the Prime/Horizon Merger, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal and applicable state and local income tax purposes, the Partnership shall be deemed to have contributed the property in kind to a new limited partnership, which shall be deemed to have assumed and taken such property subject to all Partnership liabilities, in return for the interests in such partnership. Immediately thereafter, the Partnership shall be deemed to have distributed the interests in the new limited partnership to the General Partner and the Limited Partners in proportion to their respective interests in the Partnership in liquidation of the Partnership.

          8.5 Distributions in Kind. In the event that it becomes necessary to make a distribution of Partnership property in kind, the Liquidating Trustee may, with the Consent of the Partners, transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in the distributees undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of Section 8.2 hereof.

          8.6 Documentation of Liquidation. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

          8.7 Deficit Capital Account Balance. If any Partner has a deficit Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years of the Partnership, including the year during which a liquidation of the Partnership occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

                                   ARTICLE IX

                       TRANSFER OF PARTNERSHIP INTERESTS;
                  WITHDRAWAL; ADMISSION OF ADDITIONAL PARTNERS

      9.1 General Partner Transfer; Withdrawal; Substitute General Partner.

          (a) The General Partner shall not voluntarily withdraw (as provided in Section 17-602(a) of the Act) as general partner of the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its interest in the Partnership without the unanimous consent of all of the Limited Partners which consent may be withheld in their sole and absolute discretion.

          (b) Upon any Transfer of a Partnership Interest in accordance with the provisions of this Section 9.1, the transferee General Partner shall become vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effect such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation or other Entity by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Partners, in their reasonable discretion.

          (c) In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or dissolves or terminates or upon the Bankruptcy of the General Partner, a Majority-in-Interest of the Limited Partners may elect to continue the Partnership business by selecting a substitute general partner. Upon any such event, the Partnership Interest of the General Partner shall cease to be the interest of a general partner, and shall be converted to the interest of a "Special Limited Partner." Upon such a conversion, the Special Limited Partner shall retain all Partnership Units allocated to the General Partner and shall have the right to (i) receive distributions of Net Cash Flow pursuant to
     Section 6.2 and 8.2, (ii) inspect, copy or review financial records of the Partnership and (iii) vote or exercise consent rights with respect to the number of Common Units held by it from time to time for any matter for which the Consent of the Partners is required or sought. Notwithstanding the conversion of the General Partner's Partnership Interest into the Interest of a Special Limited Partner pursuant to Section 9.1(c), the General Partner shall retain all management powers and shall continue to manage the business and affairs of the Partnership in accordance with the terms of this Agreement until such time as a successor General Partner is so selected and thereafter admitted, or a Liquidating Trustee other than the General Partner is selected.

          9.2 Transfers by Limited Partners. No Limited Partner may Transfer any part of its Partnership Interest except in accordance with the provisions of this Sections 9.2 and 9.3. Any purported Transfer of any Partnership Interest by a Limited Partner in violation of any provision of this Agreement shall be void ab initio and shall not be given effect for any purpose by the Partnership.

          (a) Subject to the provisions of Section 9.3, a Limited Partner shall have the right to exchange all or a portion of its Common Units for Convertible Preferred Units, or Convertible Preferred Units for Common Units, pursuant to the terms of any exchange offer effected as contemplated by the Merger Agreement.

          (b) Each Limited Partner shall, subject to the provisions of Section 9.3, have the right to Transfer all or any portion of its Partnership Units to any Person, whether or not in connection with the exercise of a Limited Partner's Rights. It is a condition to any Transfer otherwise permitted under this Section 9.2(b) that the transferee assumes by operation of law or express agreement (which agreement, in the event of a pledge of Partnership Units, may be entered into and become effective at the time of foreclosure or other realization on such pledged Partnership Units) all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Units and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation or other Entity by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion.

          (c) Upon any  Transfer  in  accordance  with  the  provisions  of this
     Section 9.2 and Section 9.3, the transferee shall be admitted as a Substituted Limited Partner (as such term is defined in the Act) and shall succeed to all of the rights and obligations (including, without limitation, the Rights) of the transferor Limited Partner under this Agreement with respect to the transferred Partnership Units, in the place and stead of such transferor Limited Partner (which succession, in the event of a pledge of Partnership Units, may be entered into and become effective at the time of foreclosure or other realization on such pledged Partnership Units). Any transferee, whether or not admitted as a Substituted Limited Partner, shall take the transferred Partnership Units subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights under this Agreement or with respect to the Partnership Property, other than to receive such portion of the distributions made by the Partnership as are allocable to the Partnership Units transferred.

          (d) Intentionally Omitted.

          (e) Notwithstanding anything in this Agreement to the contrary, any transferee of any transferred Partnership Units shall be subject to any and all ownership limitations contained in the corporate charter of the General Partner as may be amended from time to time applicable to Persons which may limit or restrict such transferee's ability to exercise the Rights.

          (f) No Limited Partner may withdraw from the Partnership without the prior written consent of the General Partner, other than as a result of a Transfer of all of such Limited Partner's Partnership Interest in accordance with this Agreement or pursuant to the exercise of the Rights with respect to all of such Limited Partner's Partnership Units. Except pursuant to Section 6.2(e), no Limited Partner shall be entitled to any distribution in respect of its Partnership Interest upon any such withdrawal.

          9.3 Restrictions on Transfer. In addition to any other restrictions on Transfer contained in this Agreement, in no event may any Transfer of a Partnership Interest by any Partner be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest;
     (ii) in violation of applicable securities or other law; (iii) of any component portion of a Partnership Unit, such as the Capital Account, or rights to Net Cash Flow, separate and apart from all other components of a Partnership Unit; (iv)if the General Partner determines that such Transfer may reasonably cause the General Partner to cease to comply with the REIT Requirements; (v) if such Transfer would cause a termination of the Partnership for federal income tax purposes; (vi) if the General Partner determines that such Transfer may reasonably cause the Partnership to cease to be classified as a partnership for Federal income tax purposes or to be treated as a publicly traded partnership as provided in Code Section 7704;
     (vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title 1 of ERISA, a
     "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (viii) if such Transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Section 2510.3-101 of the Regulations; and (ix) to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (within the meaning of Section 1.752-1(a)(2) of the Regulations) without the consent of the General Partner, in its sole and absolute discretion, unless the Partnership's basis in the Property Partnerships or applicable Property or any Partner's basis in its Partnership Interest for tax purposes would not be reduced as a result of such Transfer; provided, however, that the restriction set forth in this clause (ix) of Section 9.3 shall not apply to any Transfer to a lender or a related Person to such lender if the interest (direct or indirect) of such lender or related Person in each item of Partnership income, gain, loss, deduction or credit for every taxable year that the partner is a partner in the Partnership is ten percent (10%) or less and the loan constitutes qualified nonrecourse financing within the meaning of Section 465(b)(6) of the Code and the Regulations thereunder (without regard to the type of activity financed).

          9.4 Proration in Event of Transfers. If any Partnership Interest is transferred or assigned in compliance with the provisions of this Article IX or exchanged or transferred pursuant to Article XI, on any day other than the first day of a Partnership taxable year, Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership taxable year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership taxable year in accordance with
     Section 706(d) of the Code, using the pro ration method (unless the General Partner, in its sole and absolute discretion, elects to adopt another reasonable method permitted by law). Other than as provided in Section 6.2(e), all distributions of Net Cash Flow attributable to such Partnership Unit with respect to which the Partnership Payment Date is before the date of such transfer, assignment or redemption shall be made to the transferor Partner or the exchanging Partner, as the case may be, and, in the case of a transfer or assignment other than a redemption, all distributions of Net Cash Flow thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

          9.5 Admission of Successor General Partner. A successor to all of the General Partner's Partnership Interest pursuant to Section 9.1 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. The admission of any such transferee shall not cause a dissolution of the Partnership, and such successor shall carry on the business of the Partnership. In each case, the admission of such successor shall be subject to the successor General Partner executing and delivering to the
     Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a partnership year, all items attributable to the General Partner's Partnership Interest for such Partnership taxable year shall be allocated between the General Partner and its successor as provided in
     Section 9.4 hereof.

          9.6 Admission of Additional Limited Partners.

          (a) A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement or who exercises the right to receive Partnership Units pursuant to the Merger Agreement or any other option to receive any Partnership Units shall be admitted to the Partnership as an additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.6 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an additional Limited Partner.

          (b) Notwithstanding anything to the contrary in this Section 9.6, no Person shall be admitted as an additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

          (c) If any additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership taxable year, Net Income, Net Losses, each item thereof and all other items allocable among Partners and assignees of Partners for such Partnership Year shall be allocated among such additional Limited Partner and all other Partners and assignees by taking into account their varying interests during the Partnership taxable year in accordance with Section 706(d) of the Code, using the pro ration method; provided, however, that in respect of the admission of Limited Partners pursuant to the Merger, the General Partner shall use the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any additional Limited Partner occurs shall be allocated among all the Partners and assignees including such additional Limited Partner. All distributions of Net Cash Flow with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and assignees other than the additional Limited Partner, and all distributions of Net Cash Flow thereafter shall be made to all the Partners and assignees including such additional Limited Partner.


                                    ARTICLE X
                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

          10.1 No Participation in Management; No Personal Liability. Except as expressly permitted hereunder, the Limited Partners shall not take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Except for any liability to the Partnership pursuant to Section 17-607 of the Act for the amount of certain distributions and as otherwise specifically provided in this Agreement, no Limited Partner shall have any personal liability, beyond the amount of such Limited Partner's Capital Contributions, whether to the Partnership, to the General Partner or to the creditors of the Partnership, including, without limitation, for the debts, obligations, expenses or liabilities of the Partnership or any of its losses.

          10.2 Duties and Conflicts. The General Partner recognizes that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that, subject to the provisions of any separate noncompete or similar restrictive agreement with the Partnership or the General Partner, such persons are entitled to carry on such other business interests, activities and investments and may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Except as otherwise provided in any separate noncompete or similar restrictive agreement with the Partnership or the General Partner, neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, or any portion thereof or interest therein, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful, improper or actionable.

                                   ARTICLE XI
                       GRANT OF RIGHTS TO LIMITED PARTNERS

                    PART I.


               11.1 Grant of Rights. The General Partner does hereby grant to the Limited Partners holding Common Units and such Limited Partners do hereby accept the right, but not the obligations (hereinafter such right sometimes referred to as the "Rights"), to exchange all or a portion of their Common Units on the terms and subject to the conditions and restrictions contained in Exhibit C. The Rights granted hereunder may be exercised by any one or more of the Limited Partners, on the terms and subject to the conditions and restrictions contained in Exhibit C, upon delivery to the General Partner of an Exchange Exercise Notice in the form of Schedule 1 to Exhibit C, which notice shall specify the Common Units to be exchanged by such Limited
          Partner. Once delivered, the Exchange Exercise Notice shall be irrevocable, subject to payment by the General Partner of the Purchase Price in respect of such Common Units in accordance with the terms hereof.

               11.2 Terms of Rights. The terms and provisions applicable to the Rights, including certain registration rights, shall be as set forth in Exhibit C.

               11.3 Reissuance or Reallocation of Common Units. Any Common Units acquired by the General Partner pursuant to an exercise by any Limited Partner of the Rights shall be deemed to be acquired by and reallocated or reissued to the General Partner. The General Partner shall amend Exhibit A hereto to reflect each such exchange and reallocation or reissuance of Common Units and each corresponding recalculation of the Common Units of the Partners.

                  PART II.

               11.1A Grant of Rights. The General Partner does hereby grant to any Limited Partner holding Convertible Preferred Units the right (hereinafter such right sometimes referred to as the "Convertible Preferred Rights"), to exchange all or a portion of its Convertible Preferred Units on the terms and subject to the conditions and restrictions contained in Exhibit F. The Convertible Preferred Rights granted hereunder may be exercised on the terms and subject to the conditions and restrictions contained in Exhibit F upon delivery to the General Partner of an Exchange Exercise Notice in the form of
          Schedule 1 to Exhibit F, which notice shall specify the Convertible Preferred Units to be exchanged by such Limited Partner. Once delivered, the Exchange Exercise Notice shall be irrevocable, subject to payment by the General Partner of the Convertible Preferred Purchase Price in respect of such Convertible Preferred Units in accordance with the terms hereof.

               11.2A Terms of Convertible Preferred Rights. The terms and provisions applicable to the Convertible Preferred Rights shall be as set forth in Exhibit F.

               11.3A Reissuance or Reallocation of Convertible Preferred Units. Any Convertible Preferred Units acquired by the General Partner pursuant to an exercise by any Limited Partner of the Convertible Preferred Rights shall be deemed to be acquired by and reallocated or reissued to the General Partner. In the event that a Limited Partner exercising Convertible Preferred Rights elects to receive the Common Stock Purchase Price and not the Convertible Preferred Purchase Price (as such terms are defined in Exhibit F) with respect to any Convertible Preferred Units, then the Convertible Preferred Units acquired by the General Partner upon payment of the Common Stock Purchase Price shall be reallocated to the General Partner and reissued as the number of Common Units which is equal to the number of shares of the General Partner's Common Stock paid to the exercising Limited Partner pursuant to the terms of Exhibit F hereto as the Common Stock Purchase Price therefor. The General Partner shall amend Exhibit A hereto to reflect each such exchange and reallocation or reissuance of Convertible Preferred Units and each corresponding recalculation of the Convertible Preferred Units or Common Units of the Partners.

                                   ARTICLE XII

              GRANT OF RIGHTS TO LIMITED PARTNERS HOLDING SERIES C
             PREFERRED UNITS; REDEMPTION OF SERIES C PREFERRED UNITS

               12.1 Grant of Rights. The General Partner does hereby grant to any Limited Partner holding Series C Preferred Units the right
          (hereinafter such right sometimes referred to as the "Series C Preferred Rights"), to exchange all or a portion of their Series C Preferred Units on the terms and subject to the conditions and restrictions contained in Exhibit D. The Series C Preferred Rights granted hereunder may be exercised on the terms and subject to the conditions and restrictions contained in Exhibit D upon delivery to the General Partner of an Exchange Exercise Notice in the form of
          Schedule 1 to Exhibit D, which notice shall specify the Series C Preferred Units to be exchanged by such Limited Partner. Once delivered, the Exchange Exercise Notice shall be irrevocable, subject to payment by the General Partner of the Series C Purchase Price in respect of such Series C Preferred Units in accordance with the terms hereof.

               12.2 Terms of Rights. The terms and provisions applicable to the Series C Preferred Rights shall be as set forth in Exhibit D.

               12.3 Reissuance or Reallocation of Series C Preferred Units. Any Series C Preferred Units acquired by the General Partner pursuant to an exercise by any Limited Partner of the Series C Preferred Rights shall be deemed to be acquired by and reallocated or reissued to the General Partner. In the event that a Limited Partner exercising Series C Preferred Rights elects to receive the Common Stock Purchase Price and not the Series C Preferred Purchase Price (as such terms are defined in Exhibit D) with respect to any Series C Preferred Units, then the Series C Preferred Units acquired by the General Partner upon payment of the Common Stock Purchase Price shall be reallocated to the General Partner and reissued as the number of Common Units which is equal to the number of shares of the General Partner's Common Stock paid to the exercising Limited Partner pursuant to the terms of Exhibit D hereto as the Common Stock Purchase Price therefor. The General Partner shall amend Exhibit A hereto to reflect each such exchange and reallocation or reissuance of Series C Preferred Units and each corresponding recalculation of the Series C Preferred Units or Common Units of the Partners.

                                  ARTICLE XIII
                     PARTNER REPRESENTATIONS AND WARRANTIES

               Each Partner severally represents and warrants to the Partnership and the other Partners as follows:

               (a) Organization. Such Partner (if such Partner is an Entity) is duly organized, validly existing and in good standing under the laws of its state of organization.

               (b) Due Authorization; Binding Agreement. The execution, delivery and performance of this Agreement by it has been duly and validly authorized by all necessary action of such Partner. This Agreement has been duly executed and delivered by it, or an authorized representative, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.

               (c) Consents and Approvals. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by it in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

                                   ARTICLE XIV

                               GENERAL PROVISIONS

               14.1 Notices. All notices, offers or other communications required or permitted to be given pursuant to this Agreement shall be in writing and may be personally served, telecopied or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy and oral or written confirmation by the addressee of such receipt, or three business days after deposit in United States mail, registered or certified, postage prepaid, and properly addressed, by or to the appropriate party. For purposes of this Section 14.1, the addresses of the parties hereto shall be as set forth below their name on a signature page hereof. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

               14.2 Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their respective legal representatives, heirs, legatees, successors and permitted assigns, except as expressly herein otherwise provided.

               14.3 Effect and Interpretation. This Agreement shall be governed by and construed in conformity with the laws of the State of Delaware.

               14.4   Counterparts.   This   Agreement   may  be   executed   in
          counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

               14.5 Partners Not Agents. Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

               14.6 Entire Understanding, Etc. This Agreement constitutes the entire agreement and understanding among the Partners and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter hereof.

               14.7 Amendments. (a) This Agreement may not be amended, except by a written instrument signed by the General Partner (and approved on behalf of the General Partner by at least a majority of its directors who are not Affiliates of any of the Limited Partners) and by a Majority-in-Interest of the Partners; provided, however, that any amendment which materially and adversely alters the rights, preferences and terms of the Common Units held by the Limited Partners relative to those of the Common Units held by the General Partner shall require the consent of Limited Partners holding a majority-in-interest of the Common Units held by Limited Partners.

               (b) Notwithstanding Section 14.7(a) above, so long as any Series C Preferred Units are held by Limited Partners, the consent of Limited Partners holding at least 66-2/3% of the Series C Preferred Units shall be necessary for effecting: (a) any amendment that materially and adversely affects the voting powers, rights or preferences of the holders of the Series C Preferred Units except that any amendment to authorize or create or to increase the authorized amount of, any Partnership Interests that are not senior in any respect to the Series C Preferred Units or are on a parity with the Series C Preferred Units shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Series C Preferred Units; or (b) the authorization, reclassification or creation of, or the increase in the authorized amount of, any Partnership Interests of any class ranking prior to the Series C Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the Partnership or in the payment of dividends; provided, however, that no such consent of the holders of Series C Preferred Units shall be required (1) for the issuance of additional Convertible Preferred Units to the General Partner in connection with the General Partner's issuance and sale of up to $57 million (before deducting underwriting discounts or commissions) of its 8.5% Series B Cumulative Participating Convertible Preferred Stock, $.01 par value $.01 per share, at a price equal to or greater than $22 per share (before deducting underwriting discounts or commissions) as long as no modification has been made to the General Partner's Articles of Incorporation from the date hereof affecting the rights or privileges of such Convertible Preferred Units, or (2) if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior units or convertible security is to be made, as the case may be, provision is made for the redemption of all Series C Preferred Units at the time outstanding to the extent such redemption is authorized by this Agreement.

               (c) Notwithstanding Section 14.7(a)or (b) above, so long as any Convertible Preferred Units are held by Limited Partners, the consent of Limited Partners holding at least 66-2/3% of the Convertible Preferred Units shall be necessary for effecting: (a) any amendment that materially and adversely affects the voting powers, rights or preferences of the holders of the Convertible Preferred Units except that any amendment to authorize or create or to increase the authorized amount of, any Partnership Interests that are not senior in any respect to the Convertible Preferred Units or are on a parity with the Convertible Preferred Units shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Convertible Preferred Units; or (b) the authorization, reclassification or creation of, or the increase in the authorized amount of, any Partnership Interests of any class ranking prior to the Convertible Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the Partnership or in the payment of dividends; provided, however, that no such consent of the holders of Convertible Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior units or convertible security is to be made, as the case may be, provision is made for the redemption of all Convertible Preferred Units at the time outstanding to the extent such redemption is authorized by this Agreement.

               (d) Notwithstanding Sections 14.7(b) or (c) above, the General Partner may amend this Agreement without the Consent of the Partners or the consent of the holders of the Series C Preferred Units or the Convertible Preferred Units (i) to add to the representations, duties or obligations of the General Partner; (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provisions herein, to reflect a change that does not adversely affect any of the Limited Partners, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iii) to effect or reflect a conversion or redemption of Preferred Units, Convertible Preferred Units or Series C Preferred Units pursuant to Section 4.8 or 4.10 hereof; (iv) to reflect the admission, substitution, termination or withdrawal of Partners in accordance with this Agreement; (v) to reflect the Transfer of any Partnership Units; (vi) to set forth the designations, rights, powers, duties and preferences of any holders of any additional Partnership Interests issued pursuant to Section 4.3 or 4.4 hereof and the modification of the provisions relating to distributions of Net Cash Flow and allocations of income, loss, gain and deduction resulting therefrom; and (vii) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

               14.8 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

               14.9 Trust Provision. This Agreement, to the extent executed by the trustee of a trust, is executed by such trustee solely as trustee and not in a separate capacity. Nothing herein contained shall create any liability on, or require the performance of any covenant by, any such trustee individually, nor shall anything contained herein subject the individual personal property of any trustee to any liability.

               14.10 Pronouns and Headings. As used herein, all pronouns shall include the masculine, feminine and neuter, and all defined terms shall include the singular and plural thereof wherever the context and facts require such construction. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. Any references in this Agreement to "including" shall be deemed to mean "including without limitation".

               14.11 Assurances. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

               14.12 Remedies Cumulative. No remedy herein conferred upon any party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

               14.13 Construction. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Partner.

               14.14 Incorporation by Reference. Every exhibit, schedule and other appendix attached to this Agreement and referred to herein is hereby incorporated in this Agreement by reference.

               14.15 Waiver of Action for Partition. Each of the Partners irrevocably waives any right that it may have to maintain any action for partition with respect to any of the Partnership's property.

               IN WITNESS WHEREOF, the General Partner has executed this Agreement or caused this Agreement to be executed as of the 15th of October, 1998 and this Agreement is effective as of the 15th of June, 1998.


                                                                GENERAL PARTNER:

                                                       PRIME RETAIL, INC., a
                                                       Maryland corporation
                                                       100 East Pratt Street
                                                       19th Floor
                                                       Baltimore, Maryland 21202


                                                  By:      /s/ C. Alan Schroeder

                                                 Its:   Executive Vice President

                                    EXHIBIT A

                         COMMON UNITS, PREFERRED UNITS,
            CONVERTIBLE PREFERRED UNITS AND SERIES C PREFERRED UNITS

                                                      EXHIBIT B

                                                     ALLOCATIONS


               I Allocation of Net Income and Net Loss. Except as otherwise provided herein, Net Income and Net Loss for any Partnership taxable year or other applicable period of the Partnership (including the period for which the interim closing of the books is made pursuant to the Merger) shall be allocated in the following order and priority:

                    1.1 First,  subject to subsection (f) of Section 1.8 of this
               Exhibit B, Net Income (or, if necessary, Partnership items of income and gain) shall be allocated to the General Partner in an amount equal to the excess of (1) the amount of Net Cash Flow distributed to the General Partner pursuant to subsections (a)(i) and (a)(ii) of Section 6.2 for the current and all prior Partnership taxable years over (2) the amount of Net Income (or Partnership items of income and gain) previously allocated to the General Partner pursuant to Section 1.1 of this Exhibit B (and
               Section 1.8 of this Exhibit B to the extent that Section 1.8 operates to allocate an amount to the General Partner in respect of an increase in the liquidation preference for the Preferred Stock under the General Partner's Articles of Incorporation due to accrued but unpaid dividends on the Preferred Stock).

                    1.2 Second, subject to Section 1.8 of this Exhibit B (and to the extent not already allocated pursuant to Section 1.8 in respect of an increase in the Preferred Unit Redemption Amount due to accrued but unpaid dividends on the Preferred Stock), for any Partnership taxable year ending on or after a date in which Preferred Units are redeemed, Net Income (or Net Loss), or, if necessary, Partnership items of income, gain, loss and deduction thereof, shall be allocated to the General Partner in an amount equal to the excess (or deficit) of (1) the sum of the Preferred Unit Redemption Amount for Preferred Units that have been or are being redeemed during the Partnership Year over (2) the product of $25.00 times the number of such Preferred Units.

                    1.3 Third,  subject to  Section  1.8 of this  Exhibit B, Net
               Income (or, if necessary, Partnership items of income and gain) shall be allocated to Partners holding Convertible Preferred Units, pro rata, in proportion to their relative Convertible Preferred Units, in an aggregate amount equal to the excess of
               (1) the sum of the amount of Net Cash Flow distributed to Partners holding Convertible Preferred Units pursuant to subsections (a)(iii), (a)(iv) and (b) of Section 6.2 and the aggregate Gross Asset Value of the Common Distribution distributed pursuant to subsection (c) of Section 6.2 for the current and all prior Partnership taxable years over (2) the amount of Net Income (or Partnership items of income and gain) previously allocated to Partners pursuant to Section 1.3 of this Exhibit B (and Section 1.8 of this Exhibit B to the extent that
               Section 1.8 operates to allocate an amount to Partners holding Convertible Preferred Units in respect of an increase in the liquidation preference for the Convertible Preferred Stock under the General Partner's Articles of Incorporation due to accrued but unpaid dividends on the Convertible Preferred Stock).

                    1.4 Fourth, subject to Section 1.8 of this Exhibit B (and to the extent not already allocated pursuant to Section 1.8 in respect of an increase in the Convertible Preferred Units Redemption Amount due to accrued but unpaid dividends on the Convertible Preferred Stock), for any Partnership taxable year ending on or after a date in which Convertible Preferred Units are redeemed, Net Income (or Net Loss), or, if necessary, Partnership items of income, gain, loss and deduction thereof, shall be allocated to Partners holding Convertible Preferred Units, pro rata, in proportion to their relative Convertible Preferred Units, in an aggregate amount equal to the excess (or deficit) of (1) the sum of the Convertible Preferred Unit Redemption Amount for Convertible Preferred Units that have been or are being redeemed during the Partnership taxable year over
               (2) the product of $25.00 times the number of such Convertible Preferred Units.

                    1.5 Fifth,  subject to  Section  1.8 of this  Exhibit B, Net
               Income (or, if necessary, Partnership items of income and gain) shall be allocated to the Partners holding Series C Preferred Units in an amount equal to the excess of (1) the sum of the amount of Net Cash Flow distributed to such Partners pursuant to subsections (a)(v), (a)(vi) and (b) of Section 6.2 and the aggregate Gross Asset Value of the Common Distribution distributed pursuant to subsection (c) of Section 6.2 for the current and all prior Partnership taxable years over (2) the amount of Net Income (or Partnership items of income and gain) previously allocated to such Partners pursuant to Section 1.5 of this Exhibit B (and Section 1.8 of this Exhibit B to the extent that Section 1.8 operates to allocate an amount to such Partners in respect of an increase in the liquidation preference for the Series C Preferred Stock under the General Partner's Articles of Incorporation due to accrued but unpaid dividends on the Convertible Preferred Stock).

                    1.6 Sixth,  subject to Section 1.8 of this Exhibit B (and to the extent not already allocated pursuant to Section 1.8 in respect of an increase in the Series C Preferred Unit Redemption Amount due to accrued but unpaid dividends on the Series C Preferred Stock), for any Partnership taxable year ending on or after a date in which Series C Preferred Units are redeemed, Net Income (or Net Loss), or, if necessary, Partnership items of income, gain, loss and deduction thereof, shall be allocated to the General Partner in an amount equal to the excess (or deficit) of (1) the sum of the Series C Preferred Unit Redemption Amount for Series C Preferred Units that have been or are being redeemed during the Partnership taxable year over (2) the product of $13.75 times the number of such Series C Preferred Units.

                    1.7 Seventh, subject to Sections 1.8 and 1.9 of this Exhibit
               B, the remaining Net Income or Net Loss, if any, shall be allocated to each of the Partners in the following order and priority:

                    (a) The  remaining  Net Income,  if any,  shall be allocated among the Partners holding Common Units in proportion to, and to the extent of, the sum of the aggregate amounts of Net Cash Flow distributed in respect of the Partners' Common Units pursuant to subsections (a)(vii) and (b) of Section 6.2 and the aggregate Gross Asset Value of the Common Distribution distributed pursuant to subsection (c) of Section 6.2 (including those amounts of Net Cash Flow distributed within the Partnership taxable year or other applicable period under Section 6.2(e) that are in respect of subsection (a)(vii) of Section 6.2, only if either (A) such Net Cash Flow is distributed on or prior to the date on which the Cash Conversion Price is paid or (B) the Limited Partner to whom such Net Cash Flow is distributed otherwise continues to own one or more Common Units on the date such distribution is made),

                    (b) In the event that  assets of the  Partnership  are sold, conveyed, transferred or disposed of in contemplation of or in connection with the dissolution, liquidation and winding-up of the Partnership under Article VIII (other than Section 8.4 thereof) (a "Capital Event"), any remaining Net Income or Net Loss (or remaining Partnership items of income, gain, loss and deduction thereof), computed by including the Net Income or Net Loss resulting from such Capital Event, shall be allocated among the Partners holding Common Units to the extent possible, until each Limited Partner has a Capital Account balance equal to (and the General Partner has a Capital Account balance equal to the sum of the Preferred Sum (defined in Section 1.8 of this Exhibit
               B) plus an additional amount equal to) the pro rata portion, based on the number of Common Units held by each Partner, of the net positive sum of the Capital Account balances for all Partners (determined after taking into account the allocations required under subsections (a) and (b) of Section 2 of this Exhibit B) less the Preferred Sum.

                    (c) Any  remaining Net Income or Net Loss shall be allocated to the Partners holding Common Units pro rata in accordance with their respective Common Units.

                    1.8  Notwithstanding  Sections  1.1, 1.2, 1.3, 1.4, 1.5, 1.6
               and 1.7 of this Exhibit B, the General Partner shall allocate Net Income or Net Loss (or Partnership items of income, gain, loss and deduction thereof) among the Partners to the extent possible such that the Minimum Gain Capital Account balance of each Partner, as of the end of the Partnership taxable year or other applicable period for which such allocations are made, is not less than the sum (the "Preferred Sum") of (i) the product of the number of Preferred Units held by such Partner multiplied by the liquidation preference for a share of Preferred Stock pursuant to the General Partner's Articles of Incorporation, (ii) the product of the number of Convertible Preferred Units held by such Partner multiplied by the liquidation preference for a share of Convertible Preferred Stock pursuant to the General Partner's Articles of Incorporation, and (iii) the product of the number of Series C Preferred Units held by such Partner multiplied by the liquidation preference for a share of Series C Preferred Stock pursuant to the General Partner's Articles of Incorporation.

                    1.9 In the event  allocations  are made  pursuant to Section
               1.8 of this Exhibit B ("Reallocated Income" and "Reallocated Loss") in prior Partnership taxable years or other applicable periods, any Net Income or Net Loss (or Partnership items of income, gain, loss and deduction thereof) that would otherwise have been allocated pursuant to subsection (c) of Section 1.7 of this Exhibit B, shall be allocated among the Partners so that, to the extent possible, the net amount of such allocations of Net Income or Net Loss (or Partnership items of income, gain, loss or deduction thereof) under subsection (c) of Section 1.7 of this Exhibit B and the allocations of Reallocated Income and Reallocated Loss to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the allocations of Reallocated Income and Reallocated Loss had not occurred; provided, however, that allocations under this Section
               1.9 of this Exhibit B shall not be made to the extent such allocations would cause the Minimum Gain Capital Account balance to be less than the Preferred Sum.

                    II Special  Allocations.  Notwithstanding  any provisions of
               Section 1 of this Exhibit B, the following special allocations shall be made:


               2.1 Minimum Gain  Chargeback  (Nonrecourse  Liabilities).

               (a) If there is a net  decrease in  Partnership  Minimum Gain for any Partnership taxable year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in Partnership Minimum Gain. The items to be so allocated shall be determined in accordance with Sections 1.704-2(f) and (i) of the Regulations. This subsection (a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subsection (a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

               (b) Exceptions to Section 2.1(a). The allocation otherwise required pursuant to Section 2.1(a) of this Exhibit B shall not apply to a Partner to the extent that: (i) such Partner's share of the net decrease in Minimum Gain is caused by a guarantee, refinancing or other change in the instrument evidencing a nonrecourse debt of the Partnership which causes such debt to become a partially or wholly recourse debt or a Partner Nonrecourse Debt, and such Partner bears the economic risk of loss (within the meaning of Section 1.752-2 of the Regulations) for such changed debt; (ii) such Partner's share of the net decrease in Minimum Gain results from the repayment of a nonrecourse liability of the Partnership, which repayment is made using funds contributed by such Partner to the capital of the Partnership; (iii) the IRS, pursuant to Section 1.704-2(f)(4) of the Regulations, waives the requirement of such allocation in response to a request for such waiver made by the General Partner on behalf of the Partnership (which request the General Partner may or may not make, in its sole discretion, if it determines that the Partnership would be eligible therefor); or (iv) additional exceptions to the requirement of such allocation are established by revenue rulings issued by the IRS pursuant to Section 1.704-2(f)(5) of the Regulations, which exceptions apply to such Partner, as determined by the General Partner in its sole discretion.

               2.2 Partner Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Regulations, if there is a net decrease in Partner Minimum Gain attributable to Partner Nonrecourse Debt during any Partnership taxable year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Partner Minimum Gain attributable to Partner

          Nonrecourse Debt. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and (j)(2) of the Regulations. This Section 2.2 is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subsection (b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

          2.3 Qualified Income Offset. In the event a Partner unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Regulations, and such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit of such Partner as quickly as possible. This
          Section 2.3 is intended to constitute a "qualified income offset" under Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith; provided that an allocation pursuant to this Section 2.3 of this Exhibit E shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Exhibit B have been tentatively made as if Section 2.3 and Section 2.4(ii) of this Exhibit B were not in this Agreement.

               2.4 Gross Income Allocations.

               (i) There shall be specially allocated to the General Partner an amount of Partnership income and gain during each Partnership taxable year or portion thereof, before any other allocations are made hereunder, which is equal to the excess, if any, of the cumulative distributions of cash made to the General Partner under Section 6.2(f) over the cumulative allocations of Partnership income and gain to the General Partner pursuant to Section 2.4(i) of this Exhibit B.

               (ii) In the event any Partner has a deficit Capital Account balance at the end of any Partnership taxable year in excess of the amount such Partner is obligated or treated as obligated to restore pursuant to this Agreement or the provisions of Section 1.704-1(b)(2(ii)(C) of the Regulations, or is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(l) and 1.704-2(i)(5) of the Regulations,
          each such Partner shall be specially allocated items of Partnership income and gain in an amount and manner sufficient to eliminate the excess Capital Account deficit of such Partner as quickly as possible; provided that an allocation pursuant to this Section 2.4 of Exhibit B shall be made if and only to the extent that such Partner would have such an excess Capital Account deficit after all other allocations provided for in this Exhibit B have been tentatively made as if
          Section 2.3 and Section 2.4(ii) of this Exhibit B were not in this Agreement.

               2.5 Nonrecourse Deductions. Any Nonrecourse Deductions for any Partnership taxable year generally shall be allocated to the Partners in the same proportion as the Partners are allocated items of loss and deduction not attributable to either Partnership Nonrecourse Debt or Partner Nonrecourse Debt.

               2.6 Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable year or other applicable period shall be specially allocated to the Partner that bears the economic risk of loss for the debt (i.e., the Partner Nonrecourse Debt) in respect of which such Partner Nonrecourse Deductions are attributable (as
          determined   under   Sections   1.704-2(b)(4)   and   (i)(1)   of  the
          Regulations).

               2.7 Intentionally Omitted.

               2.8 Curative Allocations. The Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss, and deduction among the Partners so that, to the extent possible, the cumulative net amount of allocations of Partnership items under
          Section 2 of this Exhibit B shall be equal to the net amount that would have been allocated to each Partner if the Regulatory Allocations had not occurred. Notwithstanding the preceding sentence, Regulatory Allocations relating to (A) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (B) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Minimum Gain attributable to Partner Nonrecourse Debt. This Section 2.8 is intended to minimize to the extent possible and to the extent necessary any economic distortions which may result from application of the Regulatory Allocations and shall be interpreted in a manner consistent therewith. Allocations pursuant to this Section 2.8 of Exhibit B shall be deferred with respect to allocations pursuant to clauses (A) and (B) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Regulatory Allocations. For purposes of this Section 2.8 of this Exhibit B, "Regulatory Allocations" shall mean the allocations provided under Section 2 of this Exhibit B (other than under Sections 2.4(i), 2.5, 2.7 and 2.8.

               2.9 Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any asset of the Partnership pursuant to Sections 734(b) or 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations, to be taken into account in determining Capital Accounts or adjustments thereto, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated among the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

               2.10 Other Allocation Rules. To the extent permitted by Sections 1.704-2(h)(3) and 1.704-2(i)(6) of the Regulations, the Partners shall endeavor to treat distributions of Net Cash Flow as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such distribution would not cause or increase an Adjusted Capital Account Deficit for any Partner.

               2.11 Sharing of Nonrecourse Liabilities. The General Partner shall allocate Nonrecourse Liabilities of the Partnership that are in excess of the amount of Partnership Minimum Gain, in each Partnership taxable year as follows:

               (i) To the extent of the total amount of built-in gain (as defined in Regulations Section 1.752-3(a)(2)) among the Partners in accordance with how the Members would share taxable gain if the LLC, in a taxable transaction, disposed of all its property in full satisfaction of its Nonrecourse Liabilities and for no other consideration (taking into account the relative priorities of such Nonrecourse Liabilities and rights in respect of specific Partnership properties;

               (ii)  To  the  extent  of  any   remaining   excess   Nonrecourse
          Liabilities,    within   the    meaning   of    Regulations    Section
          1.752-3(a)(3)among the Partners as follows:

               (A) First, assuming that the assets of the Partnership are sold for their relative fair market values, the General Partner shall determine for each of its partners the sum of (i) the amount Code
          Section 704(c) gain allocable to such Partner (taking into account the relative Code Section 704(c) method elected by the Partnership in respect of each contributed asset under Treasury Regulation Section 1.704-3, and less the amount already allocated to such partner under Treasury Regulations Section 1.752-3(a)(2)), plus (ii) the amount, if any, of remaining income and gain which would be further allocated to such Partner under this Agreement, after all income and gain allocable to Partners under Code Section 704(c) has been taken into account;

               (B) Second, the General Partner shall determine a percentage (the "Tier Three Percentage") for each Partner equal to the fraction of the sum computed for such partner in paragraph (i) above, over the aggregate amount of such sums for all Partners; and

               (C)  Third,   the  General  Partner  shall  allocate  the  excess
          nonrecourse liabilities of the Partnership to each Partner, pro rata, in accordance with each Partner's Tier Three Percentage.

          However, the General Partner may elect to use a different method to allocate excess Nonrecourse Liabilities in a Partnership taxable year to the extent such allocation does not cause a Limited Partner to recognize any greater amount of taxable income that such Limited Partner would have recognized under the method described in the previous sentence.

               III Tax Allocations.

               3.1 Generally. Subject to subsections (b) and (c) of Section 3 of this Exhibit B, items of income, gain, loss, deduction and credit to be allocated for income tax purposes (collectively, "Tax Items") shall be allocated among the Partners on the same basis as they share Net Income and Net Loss.

               3.2 Recapture Gain. If any portion of gain recognized from the disposition of an asset by the Partnership represents the "recapture" of previously allocated deductions by virtue of the application of Code Section 1245 or 1250 ("Recapture Gain"), such Recapture Gain, solely for income tax purposes, shall be allocated as follows:

               first, to the Partners, pro rata, in proportion to the lesser of each Partner's (i) allocable share of the total gain recognized from the disposition of such asset and (ii) share of depreciation or amortization with respect to such asset (under Regulations Sections 1.1245-1(e)(2) and (3)), until each such Partner has been allocated Recapture Gain equal to such lesser amount; and

               second, the balance of Recapture Gain will be allocated among the Partners whose allocable shares of total gain exceed their shares of depreciation or amortization with respect to such asset (under Regulations Sections 1.1245-1(e)(2) and (3)), in proportion to their shares of total gain (including Recapture Gain) from the disposition of such asset;

          provided, however, that no Partner will be allocated Recapture Gain under this Section 3.2 in excess of the total gain allocated to such Partner from such disposition.

               3.3  Allocations  Respecting  Section  704(c)  and  Revaluations;
          Curative Allocations Resulting from the Ceiling Rule. Notwithstanding Sections 3(a) and 3(b) of this Exhibit B, Tax Items with respect to Partnership property that is subject to Code Section 704(c) and/or
          Section 1.704-1(b)(2)(iv)(f) of the Regulations (collectively "Section 704(c) Tax Items") shall be allocated in accordance with said Code section and/or Section 1.704-1(b)(4)(i) of the Regulations, as the case may be. The General Partner is authorized to, and shall, elect the "traditional method" in respect of all its Properties, except that the General Partner is authorized to, and shall, elect the "traditional method with curative allocations" under Regulations
          Section 1.704-3(c) in respect of the Horizon Properties (other than the interest in Horizon Group Properties, L.P. acquired through the Merger, for which the General Partner is authorized to, and shall, elect the "traditional method"). With respect to properties subsequently contributed to the Partnership, the Partnership shall account for such variation under any method approved under Section 704(c) of the Code and the applicable regulations as chosen by the General Partner. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value (provided in Article 1 of this Agreement), subsequent allocations of Section 704(c) Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the applicable regulations consistent with the requirements of Regulations Section 1.704-1(b)(2)(iv)(g) using any method approved under 704(c) of the Code and the applicable regulations as chosen by the General Partner.

                                    EXHIBIT C

                                  RIGHTS TERMS


               The Rights granted by the General Partner to the Limited Partners pursuant to Section 11.1 of the Partnership Agreement shall be subject to the following terms and conditions:

               I Definitions. The following terms and phrases shall, for purposes of this Exhibit C and the Agreement, have the meanings set forth below:

               "Beneficially Own" shall mean the ownership of Common Stock by a Person who would be treated as an owner of such shares of Common Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

               "Cash Purchase Price" shall have the meaning set forth in Paragraph IV hereof.

               "Computation Date" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

               "Election Notice" shall mean the written notice to be given by the General Partner to the Exercising Partner(s) in response to the receipt by the General Partner of an Exchange Exercise Notice from such Exercising Partner(s), the form of which Election Notice is attached hereto as Schedule 2.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

               "Exchange Exercise Notice" shall have the meaning set forth in Paragraph II hereof.

               "Exchange Factor" shall mean 100%; provided that such factor shall be adjusted in accordance with the Antidilution Provisions of Paragraph XI hereof.

               "Exchange Rights" shall have the meaning set forth in Paragraph II hereof.

               "Exercising Partners" shall have the meaning set forth in Paragraph II hereof.

               "Kemper Companies" shall mean each of Kemper Investors Life Insurance Company, an Illinois insurance corporation, Kilico Realty Corporation, an Illinois corporation, KR Gainsville, Inc., an Illinois corporation, and KR Gulf Coast Factory Shops, Inc., a Delaware corporation.

               "Offered Common Units" shall mean the Common Units of the Exercising Partner(s) identified in an Exchange Exercise Notice which, pursuant to the exercise of Exchange Rights, can be acquired by the General Partner under the terms hereof.

               "Ownership Limit" shall have the meaning set forth in Paragraph III hereof.

               "Purchase Price" shall mean the Cash Purchase Price or the Stock Purchase Price.

               "Registration Rights Agreement" shall mean the agreement respecting the registration rights attributable to shares of Common Stock, if any, issued to Limited Partners in accordance with the provisions hereof, the form of which is attached hereto as Schedule 3. Such agreement supercedes in all respects the Registration Rights Agreement dated March 22, 1994 among the Partnership, its general partner and the other parties signatory thereto and the Registration Rights Agreement dated July 14, 1995 entered into by Horizon Group, Inc., as general partner of Horizon Limited Partnership.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute.

               "Stock Purchase Price" shall have the meaning set forth in Paragraph IV hereof.

               II Delivery of Exchange Exercise Notices. Any one or more Limited Partners ("Exercising Partners") may, subject to the limitations set forth herein, deliver to the General Partner written notice (the "Exchange Exercise Notice") pursuant to which such Exercising Partners elect to exercise their rights to convert (the "Exchange Rights") all or any portion of their Common Units into shares of Common Stock subject to the limitations contained in Paragraph III below.

               III Limitation on Exercise of Exchange Rights. The Exchange Rights shall expire with respect to any Common Units for which an Exchange Exercise Notice has not been delivered to the General Partner on January 1, 2050. Exchange Rights may be exercised at any time prior to January 1, 2050, subject to the limitations contained herein and in the General Partner's Articles of Incorporation (the "Ownership Limit"). For purposes of computing the Ownership Limit as of any date, each Limited Partner and its Affiliates shall be deemed to own all shares of Common Stock issuable to such Limited Partner and its Affiliates upon the exercise of stock options granted on or before such date under the Stock Incentive Plan. If an Exchange Exercise Notice is delivered to the General Partner but, as a result of the Ownership Limit, the Exchange Rights cannot be exercised in full, the Exchange Exercise Notice shall be deemed to be modified such that the Exchange Rights shall be exercised only to the extent permitted under the Ownership Limit; with the exercise of the remainder of such Exchange Rights being deemed to have been withdrawn.
               IV Computation of Purchase Price/Form of Payment. The Purchase Price payable by the General Partner to each Exercising Partner for the Offered Common Units shall be payable by the issuance by the General Partner of the number of shares of its Common Stock equal to the product, expressed as a whole number, of (i) the number of Common Units being converted, multiplied by (ii) the Exchange Factor (the "Stock Purchase Price"). At the election of the General Partner exercisable by the independent directors of the General Partner in their sole and absolute discretion, the Purchase Price may be paid in whole (but not in part) in cash rather than in Common Stock (the "Cash Purchase Price"). The Cash Purchase Price shall mean, with respect to the applicable number of Offered Common Units which are being purchased for cash upon the exercise of any Exchange Right, an amount of cash (in immediately available funds) equal to (i) the number of shares of the General Partner's Common Stock that would be issued to the Exercising Partner if the Stock Purchase Price were paid for such Offered Common Units (taking into account the adjustments required pursuant to the definition of "Exchange Factor") multiplied by (ii) the Current Per Share Market Price computed as of the Computation Date. The Cash Purchase Price shall, in the sole and absolute discretion of the General Partner, be paid in the form of cash, or cashier's or certified check, or by wire transfer of immediately available funds to the Exercising Partner's designated account.

               V Closing; Delivery of Election Notice. The closing of the acquisition of Offered Common Units shall, unless otherwise mutually agreed, be held at the principal office of the General Partner, on the following date(s):

               5.1 With respect to the exercise of Exchange Rights for which the Stock Purchase Price is payable, the closing shall occur on the date agreed to by the General Partner and the Exercising Partner(s), which date shall in no event be on the date which is the later of (i) ten
          (10) days after the delivery of the Election Notice; (ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart Scott Act; and (iii) forty
          (40) days after receipt of the Exchange Exercise Notice delivered in accordance with the requirements of Paragraph 3 hereof; and

               5.2 With respect to the exercise of Exchange Rights for which the General Partner elects to pay the Cash Purchase Price, the General Partner shall, within thirty (30) days after delivery to the General Partner of the Exchange Exercise Notice delivered in accordance with the requirements of Paragraph 3 hereof, deliver to the Exercising Partner(s) an Election Notice, which Election Notice shall (i) specify the General Partner's election to pay the Cash Purchase Price for all of the Offered Common Units and (ii) set forth the computation of the Cash Purchase Price to be paid by the General Partner to such Exercising Partner(s) and the date, time and location for completion of the purchase and sale of the Offered Common Units, which date shall, to the extent required, in no event be more than sixty (60) days after the Computation Date for such Exchange Exercise Notice; provided, however, that such sixty (60) day period may be extended for an additional period to the extent required for the General Partner to cause additional shares of its Common Stock to be issued to provide financing to be used to acquire the Offered Common Units. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of Offered Common Units hereunder to occur as quickly as possible.

               VI Further Limitations on Exercise. The Exchange Rights may not be exercised unless the Partnership receives an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the General Partner, that the proposed exercise of such Exchange Rights shall not cause the Partnership to cease to qualify as a partnership for Federal income tax purposes. This requirement may be waived by the independent directors of the General Partner, and shall not apply to
          (i) the exercise by the sole remaining Limited Partner of the Exchange Rights with respect to all of his or its Common Units or (ii) the exercise by any of the Kemper Companies or any of their Affiliates of
          (A) all of the Kemper Companies and their Affiliates (whether or not they are beneficiaries of any pledge of Common Units by PGI) are exercising Exchange Rights with respect to all Common Units then held by them; (B) after the consummation of the proposed Exchange, all Limited Partners beneficially and constructively own less than twenty percent (20%) of the General Partner's outstanding shares of Common Stock or (C) all of the Common Stock to be received by such Kemper Companies or their Affiliate as a result of such Exchange is registered under the Securities Act for sale to the public and is sold to the public contemporaneously with the Exchange.

               VII Closing Deliveries. At the closing, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Common Units to the General Partner and with respect to the status of the Offered Common Units being sold, free and clear of all Liens, and
          (B) the General Partner with respect to due authority for the purchase of such Offered Common Units, and (ii) to the extent that shares of Common Stock are issued in payment of the Stock Purchase Price, (A) an opinion of counsel for the General Partner, reasonably satisfactory to the Exercising Partner(s), to the effect that such shares of Common Stock have been duly authorized, are validly issued, fully-paid and non-assessable, and (B) a stock certificate or certificates evidencing the Common Stock to be issued and registered in the name of the Exercising Partner(s) or its (their) designee.

               VIII Term of Rights. Unless sooner terminated, the rights of the parties to exercise the Rights shall lapse for all purposes and in all respects on January 1, 2050; provided, however, that the parties hereto shall continue to be bound by an Exchange Exercise Notice delivered to the General Partner prior to such date.

               IX Covenants of the General Partner. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

               9.1 At all times during the pendency of the Rights, the General Partner shall reserve for issuance such number of shares of Common Stock as may be necessary to enable the General Partner to issue such shares in full payment of the Stock Purchase Price in regard to all Common Units held by Limited Partners and which are from time to time outstanding.

               9.2 As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Common Stock issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

               9.3 During the pendency of the Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its stockholders generally.

               9.4 The General Partner shall be required to pay the Cash Purchase Price to the extent that payment of the Stock Purchase Price by issuance of Common Stock would disqualify the General Partner from being characterized as a REIT.

               9.5 The General Partner shall cooperate with the Limited Partners and provide by certificate of appropriate officers the factual information reasonably requested by any Limited Partner in connection with delivery of an opinion of counsel pursuant to Section 6 of this Exhibit C.

               X Limited Partners' Covenants. X.1 Each Limited Partner covenants and agrees with the General Partner that all Offered Common Units tendered to the General Partner in accordance with the exercise of Rights herein provided shall be delivered to the General Partner free and clear of all Liens and should any Liens exist or arise with respect to such Offered Common Units, the General Partner shall be under no obligation to acquire the same unless, in connection with such acquisition, the General Partner has elected to pay a portion of the purchase price in the form of the Cash Purchase Price in circumstances where such Cash Purchase Price will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of the Cash Purchase Price and the General Partner is expressly authorized to apply such portion of the Cash Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Common Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax. Finally, each Limited Partner agrees that, to the extent it receives an amount of Net Cash Flow under Section 6.2(e) in respect of subsection (a)(vii) of Section 6.2 that is treated as a distribution to the General Partner for purposes of determining the Capital Account of the General Partner, such Limited Partner will treat such amount of Net Cash Flow for income tax purposes as an additional amount paid by the General Partner and realized by it in exchange for the Offered Common Units.

         XI       Antidilution Provisions.

               11.1 The Exchange Factor shall be subject to adjustment from time to time effective upon the occurrence of the following events and shall be expressed as a percentage, calculated to the nearest one-thousandth of one percent (.001%):

                    (a) In case the General Partner shall pay or make a dividend or other distribution in shares of Common Stock to all holders of the Common Stock, the Exchange Factor in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased in proportion to the increase in outstanding shares of Common Stock resulting from such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the record date fixed for such dividend or other distribution.

                    (b) In case  outstanding  shares  of Common  Stock  shall be subdivided into a greater number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                    11.2 In case the General Partner shall issue rights, options or warrants to all holders of its shares of Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (as determined in the next sentence), each holder of a Common Unit shall be entitled to receive such number of rights, options or warrants, as the case may be, as he would have been entitled to receive had he converted his Common Units immediately prior to the record date for such issuance by the General Partner (except to the extent such receipt shall cause such holder to exceed the Ownership Limit). For the purpose of any computation pursuant to the preceding sentence, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the General Partner commencing not more than twenty
               (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this Exhibit C, the term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day which securities are not traded on such exchange or in such market and the term "'ex' date", when used in respect of any issuance or distribution, shall mean the first date on which the shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

                    11.3 In case the  shares of Common  Stock  shall be  changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than subdivision or combination of shares or a stock dividend described in subparagraph (b) of paragraph 11.1) then and in each such event the Limited Partners shall have the right thereafter to convert their Common Units into the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification or other change by holders of the number of shares into which the Common Units might have been converted immediately prior to such reorganization, reclassification or change.

                    11.4 The General  Partner may, but shall not be required to, make such adjustments to the number of shares of Common Stock issuable upon conversion of a Common Unit, in addition to those required by this Paragraph XI, as the General Partner's board of directors considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. The General Partner's board of directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Paragraph and its actions in so doing shall be final and conclusive.

                    XII  Fractions  of Shares.  No  fractional  Shares  shall be issued upon conversion of Common Units. If more than one Common Unit shall be surrendered for conversion at one time by the same Exercising Partner, the number of full shares of Common Stock which shall be issuable upon conversion thereof (or the cash equivalent amount thereof if the Cash Purchase Price is paid) shall be computed on the basis of the aggregate amount of Common Units so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Common Unit or Common Units, the General Partner shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the current market price per share at the close of business on the day of closing specified in Paragraph 5.2 of this Exhibit C (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

                    XIII Notice of Adjustments of Exchange Factor.  Whenever the
               Exchange Factor is adjusted as herein provided:

                    (a) the General Partner shall compute the adjusted  Exchange
               Factor in accordance with Paragraph XI hereof and shall prepare a certificate signed by the chief financial officer or the Treasurer of the General Partner setting forth the adjusted Exchange Factor and showing in reasonable detail the facts upon which such adjustment is based; and

                    (b) a notice  stating  that  the  Exchange  Factor  has been adjusted and setting forth the adjusted Exchange Factor shall forthwith be mailed by the General Partner to all holders of Exchange Rights at their last addresses on record under this Agreement.

               XIV Notice of Certain Corporate Actions. In case:

                    (a) the General  Partner  shall  declare a dividend  (or any other distribution) on its Common Stock payable otherwise than in cash; or

                    (b) the General  Partner shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

                    (c) of any  reclassification  of the shares of Common  Stock
               (other than a subdivision or combination of its outstanding Common Stock, or of any consolidation, merger or share exchange to which the General Partner is a party and for which approval of any shareholders of the General Partner is required), or of the sale or transfer of all or substantially all of the assets of the General Partner; or

                    (d) of the voluntary or involuntary dissolution, liquidation or winding up of the General Partner;

               then the General Partner shall cause to be mailed to all holders of Exchange Rights at their last addresses on record under this Agreement, at least 20 days (or 12 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up.

                    XV  Provisions in Case of  Consolidation,  Merger or Sale of
               Assets. In case of any consolidation of the General Partner with, or merger of the General Partner into, any other Person, any merger or consolidation of another Person into the General Partner (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the General Partner), or any sale or transfer of all or substantially all of the assets of the General Partner, the Person formed by such consolidation or resulting from such merger or which acquires such assets of the General Partner, as the case may be, shall execute and deliver to each holder of Exchange Rights an agreement providing that such holder shall have the right thereafter, during the period such Exchange Rights shall be exercisable as specified herein, to require the conversion of Common Units for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such Common Unit might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of shares of Common Stock is not a Person with which the General Partner consolidated or into which the General Partner merged or which merged into the General Partner, or to which such sale or transfer, was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and failed to exercise his right of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing Share"), then for the purpose of this Paragraph XV the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing Share shall be deemed to be the kind and amount so receivable per Share by a plurality of the non-electing Shares). Such agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Exhibit C. The above provisions of this Paragraph XV shall similarly apply to successive consolidations, mergers, sales or transfers.

                                   SCHEDULE 1

                            EXCHANGE EXERCISE NOTICE


To:      Prime Retail, Inc.



               Reference is made to that certain Agreement of Limited Partnership of Prime Retail, L.P. dated ___________, (the "Partnership Agreement"), pursuant to which Prime Retail, Inc., a Maryland corporation, and certain other persons, including the undersigned, formed a Delaware limited partnership known as Prime Retail, L.P. (the "Partnership"). Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to Article XI and Paragraph II of Exhibit C of the Partnership Agreement, each of the undersigned, being a limited partner of the Partnership (an "Exercising Partner"), hereby elects to exercise its Exchange Rights as to the number of Offered Common Units specified opposite its name below:

Dated:  ___________________

                                                               Number of Offered
    Exercising Partner                                              Common Units





Exercising Partners:

____________________________
____________________________

                                   SCHEDULE 2

                                 ELECTION NOTICE


To:      Exercising Partner(s)

                    Reference  is made  to that  certain  Agreement  of  Limited
               Partnership of Prime Retail, L.P. dated _________, 1993 (the "Partnership Agreement"), pursuant to which the undersigned and certain other persons, including the Exercising Partners, formed a Delaware limited partnership known as Prime Retail, L.P. (the "Partnership"). All capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to subsection (b) of Paragraph V of Exhibit C to the Partnership Agreement, the undersigned, being the general partner of the Partnership, hereby notifies the Exercising Partner(s) that [(a) the Stock Purchase Price is payable by issuance of the number of shares of Common Stock to the Existing Partner(s), as set forth below,] [(b) it has elected to pay the Cash Purchase Price by payment of cash to the Exercising Partner(s) for the number of Offered Common Units, as set forth below,] (c) the computation of the [Stock Purchase Price and Cash Purchase Price] as set forth on an attachment hereto, (d) the closing of the purchase and sale of the Offered Common Units by payment of the [Stock Purchase Price shall take place at the offices of ____________________ on [date]] and [(e) the closing of the payment of the Cash Purchase Price shall take place at the offices of ____________________ on [date].

                             NUMBER OF OFFERED         STOCK       CASH PURCHASE
EXERCISING PARTNER(S)          COMMON UNITS       PURCHASE PRICE      PRICE
--------------------------------------------------------------------------------


Dated:  ___________________

                                                             PRIME RETAIL, INC.,
                                                          a Maryland corporation

                                                  By:___________________________
                                                 Its:___________________________

                                   SCHEDULE 3

                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT D

                         SERIES C PREFERRED RIGHTS TERMS


     The Series C Preferred Rights granted by the General Partner to the Limited Partners holding Series C Preferred Units pursuant to Section 12.1 of the Partnership Agreement shall be subject to the following terms and conditions:

XVI Definitions. The following terms and phrases shall, for purposes of this Exhibit D and the Agreement, have the meanings set forth below:

          "Beneficially Own" shall mean the ownership of Series C Preferred Stock by a Person who would be treated as an owner of such shares of Series C Preferred Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

          "Change of Control" means each occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 25% of the General Partner's outstanding capital stock with voting power, under ordinary circumstances, to elect directors of the General Partner; (ii) other than with respect to the election, resignation or replacement of any director designated, appointed or elected by the holders of the Series C Preferred Stock (each a "Preferred Director"), during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the General Partner (together with any new directors whose election by such Board of Directors or whose nomination of or election by the shareholders of the General Partner was approved by a vote of 66 2/3% of the directors of the General Partner (excluding Preferred Directors) then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the General Partner then in office; and (iii) (A) the General Partner consolidating with or merging into another entity or conveying, transferring or leasing all or substantially all of its assets
          (including, but not limited to, real property investments) to any individual or entity, or (B) any corporation consolidating with or merging into the General Partner, which in either event (A) or (B) is pursuant to a transaction in which the outstanding voting capital stock of the General Partner is reclassified or changed into or exchanged for cash, securities or other property; provided, however, that the events described in clause (iii) shall not be deemed to be a Change of Control (a) if the sole purpose of such event is that the General Partner is seeking to change its domicile or to change its form of organization from a corporation to a statutory business trust or (b) if the holders of the exchanged securities of the General Partner immediately after such transaction beneficially own at least a majority of the securities of the merged or consolidated entity normally entitled to vote in elections of directors.he securities of the merged or consolidated entity normally entitled to vote in elections of directors.

               "Common Stock Purchase Price" shall have the meaning set forth in Paragraph IV hereof.

               "Computation Date" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

               "Exchange Exercise Notice" shall have the meaning set forth in Paragraph II hereof.

               "Exchange Rights" shall have the meaning set forth in Paragraph II hereof.

               "Exercising Partners" shall have the meaning set forth in Paragraph II hereof.

               "Offered Series C Preferred Units" shall mean the Series C Preferred Units of the Exercising Partner(s) identified in an Exchange Exercise Notice which, pursuant to the exercise of Exchange Rights, can be acquired by the General Partner under the terms hereof.

               "Ownership Limit" shall have the meaning set forth in Paragraph III hereof.

               "Purchase Price" shall mean the Common Stock Purchase Price or the Series C Preferred Stock Purchase Price.

               "REIT Termination Event" shall mean the earliest to occur of: (i) the filing of a federal income tax return by the General Partner for any taxable year on which the General Partner does not elect to be taxed as a real estate investment trust; (ii) the approval by the stockholders of the General Partner of a proposal for the General Partner to cease to qualify as a real estate investment trust; (iii) a determination by the Board of Directors of the General Partner, based on the advice of counsel, that the General Partner has ceased to qualify as a real estate investment trust; or (iv) a "determination" within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended, that the General Partner has ceased to qualify as a real estate investment trust.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute.

               "Series C Preferred Stock Purchase Price" shall have the meaning set forth in Paragraph IV hereof.

          XVII Delivery of Exchange Exercise Notices. Any one or more Limited Partners holding Series C Preferred Units ("Exercising Partners") may, subject to the limitations set forth herein, deliver to the General Partner written notice (the "Exchange Exercise Notice") pursuant to which such Exercising Partners elect to exercise their rights to exchange (the "Exchange Rights") all or any portion of their Series C Preferred Units for shares of Series C Preferred Stock or Common Stock, subject to the limitations contained in Paragraph 3 below.

          XVIII Limitation on Exercise of Exchange Rights. Exchange Rights with respect to an exchange into Series C Preferred Stock may be exercised at any time, and Exchange Rights with respect to an exchange into Common Stock may be exercised at any time on or after August 8, 1998 (or, if earlier, on the first day on which a Change of

          Control occurs or a REIT Termination Event) and from time to time thereafter. Any exercise of Exchange Rights shall be subject to the limitations contained herein and in the General Partner's Articles of Incorporation (the "Ownership Limit"). If an Exchange Exercise Notice is delivered to the General Partner but, as a result of the Ownership Limit, the Exchange Rights cannot be exercised in full, the Exchange Exercise Notice shall be deemed to be modified such that the Exchange Rights shall be exercised only to the extent permitted under the Ownership Limit; with the exercise of the remainder of such Exchange Rights being deemed to have been withdrawn.

          XIX Election and Computation of Purchase Price. The Purchase Price payable by the General Partner to each Exercising Partner for the Offered Series C Preferred Units shall be payable by the issuance by the General Partner of the number of shares of its Series C Preferred Stock equal to the number of Series C Preferred Units being converted (the "Series C Preferred Stock Purchase Price"). At the election of an Exercising Partner, the Purchase Price shall be paid by the General Partner in shares of its Common Stock rather than in Series C Preferred Stock (the "Common Stock Purchase Price"). The Common Stock Purchase Price shall mean, with respect to the applicable number of Offered Series C Preferred Units for which an Exercising Partner has elected to receive the Common Stock Purchase Price rather than the Series C Preferred Stock Purchase Price, the number of shares of the General Partner's Common Stock that would be issued to the Exercising Partner if the Exercising Partner held the number of shares of the General Partner's Series C Preferred Stock equal to the number of Offered Series C Preferred Units and converted such shares to shares of the General Partner's Common Stock pursuant to the terms and provisions of the General Partner's Articles of Incorporation.

          XX Closing; Delivery of Election Notice. The closing of the acquisition of Offered Series C Preferred Units shall, unless otherwise mutually agreed, be held at the principal office of the General Partner, on the date agreed to by the General Partner and the Exercising Partner(s), which date shall in no event be on the date which is the later of (i) the expiration or termination of the waiting period applicable to each Exercising

          Partner, if any, under the Hart Scott Act; and (ii) ten (10) days after receipt of the Exchange Exercise Notice delivered in accordance with the requirements of Paragraph II hereof.

          XXI Further Limitation on Exercise. The Exchange Rights may not be exercised unless the Partnership receives an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the General Partner, that the proposed exercise of such Exchange Rights shall not cause the Partnership to cease to qualify as a partnership for Federal income tax purposes. This requirement may be waived by the General Partner, and shall not apply to the exercise by the sole remaining Limited Partner of the Exchange Rights with respect to all of his or its Series C Preferred Units.

          XXII Closing Deliveries. At the closing, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Series C Preferred Units to the General Partner and with respect to the status of the Offered Series C Preferred Units being sold, free and clear of all Liens, and (B) the General Partner with respect to due authority for the purchase of such Offered Series C Preferred Units, and (ii)
          (A) an opinion of counsel for the General Partner, reasonably satisfactory to the Exercising Partner(s), to the effect that the shares of Series C Preferred Stock (or Common Stock, in the event the Electing Partner has elected to receive the Common Stock Purchase Price) have been duly authorized, are validly issued, fully-paid and non-assessable, and (B) a stock certificate or certificates evidencing the Series C Preferred Stock (or Common Stock, in the event the Electing Partner has elected to receive the Common Stock Purchase Price) to be issued and registered in the name of the Exercising Partner(s) or its (their) designee.

          XXIII Covenants of the General Partner. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

               23.1 At all times during the pendency of the Series C Preferred Rights, the General Partner shall reserve for issuance such number of shares of Series C Preferred Stock and Common Stock as may be necessary to enable the General Partner to issue such shares in full payment of the Series C Preferred Stock Purchase Price or Common Stock Purchase Price in regard to all Series C Preferred Units held by Limited Partners and which are from time to time outstanding.

               23.2 As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Series C Preferred Stock or Common Stock issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

               23.3 During the pendency of the Series C Preferred Rights, the Limited Partners holding Series C Preferred Units shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its stockholders generally.

               23.4 The General Partner shall cooperate with the Limited Partners holding Series C Preferred Units and provide by certificate of appropriate officers the factual information reasonably requested by any Limited Partner in connection with delivery of an opinion of counsel pursuant to Section VI of this Exhibit D.

          XXIV Limited Partners' Covenants. Each Limited Partner holding Series C Preferred Units covenants and agrees with the General Partner that all Offered Series C Preferred Units tendered to the General Partner in accordance with the exercise of Series C Preferred Rights herein provided shall be delivered to the General Partner free and clear of all Liens and should any Liens exist or arise with respect to such Offered Series C Preferred Units, the General Partner shall be under no obligation to acquire the same unless the Purchase Price will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of the Purchase Price and the General Partner is expressly authorized to apply such portion of the Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. Each Limited Partner holding Series C Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Series C Preferred Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax. Finally, each Limited Partner holding Series C Preferred Units agrees that, to the extent it receives an amount of Net Cash Flow under Section 6.2(e) in respect of subsection (a)(vii) of Section 6.2 of the Partnership Agreement that is treated as a distribution to the General Partner for purposes of determining the Capital Account of the General Partner, such Limited Partner will treat such amount of Net Cash Flow for income tax purposes as an additional amount paid by the General Partner and realized by it in exchange for the Offered Series C Preferred Units.

          XXV Fractions of Shares. No fractional Shares shall be issued upon conversion of Series C Preferred Units. If more than one Series C Preferred Unit shall be surrendered for conversion at one time by the same Exercising Partner, the number of full shares of Series C Preferred Stock which shall be issuable upon conversion thereof (or Series C Preferred Stock if the Common Stock Purchase Price is paid) shall be computed on the basis of the aggregate amount of Series C Preferred Units so surrendered. Instead of any fractional share of Series C Preferred Stock or Common Stock which would otherwise be issuable upon conversion of any Series C Preferred Unit or Series C Preferred Units, the General Partner shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the current market price per share at the close of business on the day of closing specified in Paragraph V of this Exhibit D (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day). For the purpose of any computation pursuant to the preceding sentence, the current market price per share of Series C Preferred Stock on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the General Partner commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this Exhibit D, the term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day which securities are not traded on such exchange or in such market and the term "'ex' date", when used in respect of any issuance or distribution, shall mean the first date on which the shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

          XXVI Provisions in Case of Consolidation, Merger or Sale of Assets. In case of any consolidation of the General Partner with, or merger +of the General Partner into, any other Person, any merger or consolidation of another Person into the General Partner (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Series C Preferred Stock or Common Stock of the General Partner), or any sale or transfer of all or substantially all of the assets of the General Partner, the Person formed by such consolidation or resulting from such merger or which acquires such assets of the General Partner, as the case may be, shall execute and deliver to each holder of Exchange Rights an agreement providing that such holder shall have the right thereafter, during the period such Exchange Rights shall be exercisable as specified herein, to require the conversion of Series C Preferred Units for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Series C Preferred Stock or Common Stock into which such Series C Preferred Unit might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of shares of Series C Preferred Stock is not a Person with which the General Partner consolidated or into which the General Partner merged or which merged into the General Partner, or to which such sale or transfer, was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and failed to exercise his right of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Series C Preferred Stock in respect of which such rights of election shall not have been exercised ("non-electing Share"), then for the purpose of this Paragraph XI the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing Share shall be deemed to be the kind and amount so receivable per Share by a plurality of the non-electing Shares). Such agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Exhibit D. The above provisions of this Paragraph XI shall similarly apply to successive consolidations, mergers, sales or transfers.

                                   SCHEDULE 1

                            EXCHANGE EXERCISE NOTICE


To:      Prime Retail, Inc.



               Reference is made to that certain Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. dated ____________, _____ (the "Partnership Agreement"), pursuant to which Prime Retail, Inc., a Maryland corporation, and certain other persons, including the undersigned, continued a Delaware limited partnership known as Prime Retail, L.P. (the "Partnership"). Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to Article XII of the Partnership Agreement and Paragraph II of Exhibit D of the Partnership Agreement, each of the undersigned, being a limited partner of the Partnership (an "Exercising Partner"), hereby elects to exercise its Exchange Rights as to the number of Offered Series C Preferred Units specified opposite its name below. Pursuant to Paragraph IV of Exhibit D of the Partnership Agreement, the undersigned elect to receive [the Series C Preferred Stock Purchase Price]/[the Common Stock Purchase Price].

Dated:  ___________________

                                                               Number of Offered
         Exercising Partner                             Series C Preferred Units







Exercising Partners:

____________________________
____________________________

                                    EXHIBIT E

                            SECTION 6.2(e) AGREEMENTS

     1. Special Distribution and Allocation Agreement dated as of January 1, 1996 among Prime Retail, Inc., Prime Retail, L.P. and the Carpenter Family Associates LLC.

     2. Combined Service and Special Distribution and Allocation Agreement dated as of January 1, 1996 among Prime Retail, Inc., Prime Retail, L.P. and William
H. Carpenter, Jr.

     3. Special Distribution and Allocation Agreement dated as of January 1, 1996 among Prime Retail, Inc., Prime Retail, L.P. and the Rosenthal Family LLC.

     4. Combined Service and Special Distribution and Allocation Agreement dated as of January 1, 1996 among Prime Retail, Inc., Prime Retail, L.P. and Abraham Rosenthal.

                                    EXHIBIT F

                       CONVERTIBLE PREFERRED RIGHTS TERMS


     The Convertible Preferred Rights granted by the General Partner to the Limited Partners holding Convertible Preferred Units pursuant to Section 11.1A of the Partnership Agreement shall be subject to the following terms and conditions:

1. Definitions. The following terms and phrases shall, for purposes of this Exhibit F and the Agreement, have the meanings set forth below:

          "Beneficially Own" shall mean the ownership of Convertible Preferred Stock by a Person who would be treated as an owner of such shares of Convertible Preferred Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.

          "Common Stock Purchase Price" shall have the meaning set forth in Paragraph IV hereof.

          "Computation Date" shall mean the date on which an Exchange Exercise Notice is delivered to the General Partner.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

          "Exchange Exercise Notice" shall have the meaning set forth in Paragraph 2 hereof.

          "Exchange Rights" shall have the meaning set forth in Paragraph 2 hereof.

          "Exercising Partners" shall have the meaning set forth in Paragraph 2 hereof.

          "Offered Convertible Preferred Units" shall mean the Convertible Preferred Units of the Exercising Partner(s) identified in an Exchange Exercise Notice which, pursuant to the exercise of Exchange Rights, can be acquired by the General Partner under the terms hereof.

          "Ownership Limit" shall have the meaning set forth in Paragraph 3 hereof.

          "Purchase Price" shall mean the Common Stock Purchase Price or the Convertible Preferred Stock Purchase Price.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute.

          "Convertible Preferred Stock Purchase Price" shall have the meaning set forth in Paragraph 4 hereof.


2. Delivery of Exchange Exercise Notices. Any one or more Limited Partners holding Convertible Preferred Units ("Exercising Partners") may, subject to the limitations set forth herein, deliver to the General Partner written notice (the "Exchange Exercise Notice") pursuant to which such Exercising Partners elect to exercise their rights to convert (the "Exchange Rights") all or any portion of their Convertible Preferred Units for shares of Convertible Preferred Stock or Common Stock, subject to the limitations contained in Paragraph 3 below.

3. Limitation on Exercise of Exchange Rights. Exchange Rights with respect to an exchange into Convertible Preferred Stock may be exercised at any time. Any exercise of Exchange Rights shall be subject to the limitations contained herein and in the General Partner's Articles of Incorporation (the "Ownership Limit"). If an Exchange Exercise Notice is delivered to the General Partner but, as a result of the Ownership Limit, the Exchange Rights cannot be exercised in full, the Exchange Exercise Notice shall be deemed to be modified such that the Exchange Rights shall be exercised only to the extent permitted under the Ownership Limit; with the exercise of the remainder of such Exchange Rights being deemed to have been withdrawn.

4. Election and Computation of Purchase Price. The Purchase Price payable by the General Partner to each Exercising Partner for the Offered Convertible Preferred Units shall be payable by the issuance by the General Partner of the product, expressed as a whole number, of (i) the number of shares of its Convertible
Preferred Stock equal to the number of Convertible Preferred Units being converted, multiplied by (ii) the Preferred Exchange Factor (the "Convertible Preferred Stock Purchase Price"). At the election of an Exercising Partner, the Purchase Price shall be paid by the General Partner in shares of its Common Stock rather than in Convertible Preferred Stock (the "Common Stock Purchase
Price"). The Common Stock Purchase Price shall mean, with respect to the applicable number of Offered Convertible Preferred Units for which an Exercising Partner has elected to receive the Common Stock Purchase Price rather than the Convertible Preferred Stock Purchase Price, the number of shares of the General Partner's Common Stock that would be issued to the Exercising Partner if the Exercising Partner held the number of shares of the General Partner's
Convertible Preferred Stock equal to the number of such shares that the Exercising Partner would have received if he had converted his Offered Convertible Preferred Units into such shares and then converted such shares to shares of the General Partner's Common Stock pursuant to the terms and provisions of the General Partner's Articles of Incorporation.

5. Closing; Delivery of Election Notice. The closing of the acquisition of Offered Convertible Preferred Units shall, unless otherwise mutually agreed, be held at the principal office of the General Partner, on the date agreed to by the General Partner and the Exercising Partner(s), which date shall in no event be on the date which is the later of (i) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart Scott Act; and (ii) ten (10) days after receipt of the Exchange Exercise Notice delivered in accordance with the requirements of Paragraph II hereof.

6. Further Limitation on Exercise. The Exchange Rights may not be exercised unless the Partnership receives an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the General Partner, that the proposed exercise of such Exchange Rights shall not cause the Partnership to cease to qualify as a partnership for Federal income tax purposes. This requirement may be waived by the General Partner, and shall not apply to the exercise by the sole remaining Limited Partner of the Exchange Rights with respect to all of his or its Convertible Preferred Units.

7. Closing Deliveries. At the closing, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Convertible Preferred Units to the General Partner and with respect to the status of the Offered Convertible Preferred Units being sold, free and clear of all Liens, and (B) the General Partner with respect to due authority for the purchase of such Offered Convertible Preferred Units, and (ii) (A) an opinion of counsel for the General Partner, reasonably satisfactory to the Exercising Partner(s), to the effect that the shares of Convertible Preferred Stock (or Common Stock, in the event the Electing Partner has elected to receive the Common Stock Purchase Price) have been duly authorized, are validly issued, fully-paid and non-assessable, and (B) a stock certificate or certificates evidencing the Convertible Preferred Stock (or Common Stock, in the event the Electing Partner has elected to receive the Common Stock Purchase Price) to be issued and registered in the name of the Exercising Partner(s) or its (their) designee.

8. Covenants of the General Partner. To facilitate the General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

          8.1 At all times during the pendency of the Convertible Preferred Rights, the General Partner shall reserve for issuance such number of shares of Convertible Preferred Stock and Common Stock as may be necessary to enable the General Partner to issue such shares in full payment of the Convertible Preferred Stock Purchase Price or Common Stock Purchase Price in regard to all Convertible Preferred Units held by Limited Partners and which are from time to time outstanding.

          8.2 As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Convertible Preferred Stock or Common Stock issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

          8.3 During the pendency of the Convertible Preferred Rights, the Limited Partners holding Convertible Preferred Units shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to its stockholders generally.

          8.4 The General Partner shall cooperate with the Limited Partners holding Convertible Preferred Units and provide by certificate of appropriate officers the factual information reasonably requested by any Limited Partner in connection with delivery of an opinion of counsel pursuant to Section VI of this Exhibit F.

9. Limited Partners' Covenants. Each Limited Partner holding Convertible Preferred Units covenants and agrees with the General Partner that all Offered Convertible Preferred Units tendered to the General Partner in accordance with the exercise of Convertible Preferred Rights herein provided shall be delivered to the General Partner free and clear of all Liens and should any Liens exist or arise with respect to such Offered Convertible Preferred Units, the General Partner shall be under no obligation to acquire the same unless the Purchase Price will be sufficient to cause such existing Lien to be discharged in full upon application of all or a part of the Purchase Price and the General Partner is expressly authorized to apply such portion of the Purchase Price as may be necessary to satisfy any indebtedness in full and to discharge such Lien in full. Each Limited Partner holding Convertible Preferred Units further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Convertible Preferred Units to the General Partner (or its designee), such Limited Partner shall assume and pay such transfer tax. Finally, each Limited Partner holding Convertible Preferred Units agrees that, to the extent it receives an amount of Net Cash Flow under Section 6.2(e) in respect of subsection (a)(vii) of Section 6.2 of the Partnership Agreement that is treated as a distribution to the General Partner for purposes of determining the Capital Account of the General Partner, such Limited Partner will treat such amount of Net Cash Flow for income tax purposes as an additional amount paid by the General Partner and realized by it in exchange for the Offered Convertible Preferred Units.

10. Fractions of Shares. No fractional Shares shall be issued upon conversion of Convertible Preferred Units. If more than one Convertible Preferred Unit shall be surrendered for conversion at one time by the same

Exercising Partner, the number of full shares of Convertible Preferred Stock which shall be issuable upon conversion thereof (or Common Stock if the Common Stock Purchase Price is paid) shall be computed on the basis of the aggregate amount of Convertible Preferred Units so surrendered. Instead of any fractional share of Convertible Preferred Stock or Common Stock which would otherwise be issuable upon conversion of any Convertible Preferred Unit or Convertible Preferred Units, the General Partner shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the current market price per share at the close of business on the day of closing specified in Paragraph V of this Exhibit F (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day). For the purpose of any computation pursuant to the preceding sentence, the current market price per share of Convertible Preferred Stock on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the General Partner commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this Exhibit F, the term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day which securities are not traded on such exchange or in such market and the term "'ex' date", when used in respect of any issuance or distribution, shall mean the first date on which the shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

11. Provisions in Case of Consolidation, Merger or Sale of Assets. In case of any consolidation of the General Partner with, or merger of the General Partner into, any other Person, any merger or consolidation of another Person into the General Partner (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Convertible Preferred Stock or Common Stock of the General Partner), or any sale or transfer of all or substantially all of the assets of the General Partner, the Person formed by such consolidation or resulting from such merger or which acquires such assets of the General Partner, as the case may be, shall execute and deliver to each holder of Exchange Rights an agreement providing that such holder shall have the right thereafter, during the period such Exchange Rights shall be exercisable as specified herein, to require the conversion of
Convertible Preferred Units for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Convertible Preferred Stock or Common Stock into which such Convertible Preferred Unit might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of shares of Convertible Preferred Stock is not a Person with which the General Partner consolidated or into which the General Partner merged or which merged into the General Partner, or to which such sale or transfer, was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and failed to exercise his right of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Convertible Preferred Stock in respect of which such rights of election shall not have been exercised ("non-electing Share"), then for the purpose of this Paragraph XI the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing Share shall be deemed to be the kind and amount so receivable per Share by a plurality of the non-electing Shares). Such agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Exhibit
F. The above provisions of this Paragraph XI shall similarly apply to successive consolidations, mergers, sales or transfers.

12. Antidilution Provisions.

          12.1 The Preferred Exchange Factor shall be subject to adjustment from time to time effective upon the occurrence of the following events and shall be expressed as a percentage, calculated to the nearest one-thousandth of one percent (.001%):

               (a) In case the General Partner shall pay or make a dividend or other distribution in shares of Convertible Preferred Stock to all holders of the Convertible Preferred Stock, the Exchange Factor in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased in proportion to the increase in outstanding shares of Convertible Preferred Stock resulting from such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the record date fixed for such dividend or other distribution.

               (b) In case  outstanding  shares of Convertible  Preferred  Stock shall be subdivided into a greater number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case the outstanding shares of Convertible Preferred Stock shall be combined into a smaller number of shares, the Exchange Factor in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               12.2 In case the General Partner shall issue rights, options or warrants to all holders of its shares of Convertible Preferred Stock entitling them to subscribe for or purchase Convertible Preferred Stock at a price per share less than the current market price per share (as determined in the next sentence), each holder of a Convertible Preferred Unit shall be entitled to receive such number of rights, options or warrants, as the case may be, as he would have been entitled to receive had he converted his Convertible Preferred Units immediately prior to the record date for such issuance by the General Partner (except to the extent such receipt shall cause such holder to exceed the Ownership Limit). For the purpose of any computation pursuant to the preceding sentence, the current market price per share of Convertible Preferred Stock on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the General Partner commencing not more than twenty
          (20) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this Exhibit C, the term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day which securities are not traded on such exchange or in such market and the term "'ex' date", when used in respect of any issuance or distribution, shall mean the first date on which the shares trade regular way on such exchange or in such market without the right to receive such issuance or distribution.

               12.3 In case the shares of Convertible Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than subdivision or combination of shares or a stock dividend described in subparagraph (a)(ii) of this Paragraph) then and in each such event the Limited Partners shall have the right thereafter to convert their Convertible Preferred Units into the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification or other change by holders of the number of shares into which the Convertible Preferred Units might have been converted immediately prior to such reorganization, reclassification or change.

               12.4 The General Partner may, but shall not be required to, make such adjustments to the number of shares of Convertible Preferred Stock issuable upon conversion of a Convertible Preferred Unit, in addition to those required by this Paragraph 12, as the General Partner's board of directors considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. The General Partner's board of directors shall have the power to resolve any ambiguity or correct any error in the adjustments made pursuant to this Paragraph and its actions in so doing shall be final and conclusive.

SCHEDULE 1

EXCHANGE EXERCISE NOTICE


To:      Prime Retail, Inc.



               Reference is made to that certain Amended and Restated Agreement of Limited Partnership of Prime Retail, L.P. dated ____________, _____ (the "Partnership Agreement"), pursuant to which Prime Retail, Inc., a Maryland corporation, and certain other persons, including the undersigned, continued a Delaware limited partnership known as Prime Retail, L.P. (the "Partnership"). Capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement. Pursuant to Part B, Article XI of the Partnership Agreement and Paragraph II of Exhibit F of the Partnership Agreement, each of the undersigned, being a limited partner of the Partnership (an "Exercising Partner"), hereby elects to exercise its Exchange Rights as to the number of Offered Convertible Preferred Units specified opposite its name below. Pursuant to Paragraph IV of Exhibit F of the Partnership Agreement, the undersigned elect to receive [the Convertible Preferred Stock Purchase Price]/[the Common Stock Purchase Price].

Dated:  ___________________

                                                               Number of Offered
         Exercising Partner                          Convertible Preferred Units







Exercising Partners:

____________________________
____________________________